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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        General Growth Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        GENERAL GROWTH PROPERTIES, INC.
                             110 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 2003

To our Stockholders:

     We are notifying you that the Annual Meeting of Stockholders of General Growth Properties, Inc. will be held on Wednesday, May 7, 2003 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois 60606 for the following purposes:

     1. To elect two directors, each for a term of three years;

     2. To approve the General Growth Properties, Inc. 2003 Incentive Stock Plan; and

     3. To transact other business properly coming before the meeting.

Each of these matters is described in further detail in the enclosed proxy statement. We have also enclosed a copy of our 2002 Annual Report. Only stockholders of record at the close of business on March 19, 2003 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the meeting.

     Please use this opportunity to take part in our affairs by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible, or follow the instructions on the proxy card for voting by telephone or over the Internet. Your proxy can be withdrawn by you at any time before it is voted.
                                          By order of the Board of Directors,

                                          /s/ Matthew Bucksbaum

                                          Chairman of the Board

Chicago, Illinois
April 4, 2003

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
ABOUT THE MEETING...........................................      1
  What is the purpose of the annual meeting?................      1
  What are the Board's voting recommendations?..............      1
  What happens if additional proposals are presented at the
     meeting?...............................................      1
  Who is entitled to vote?..................................      1
  What constitutes a quorum?................................      1
  How do I vote my shares at the annual meeting?............      2
  Can I change my vote after I return my proxy card or after
     I vote by telephone or over the Internet?..............      2
  What vote is required to approve each matter that comes
     before the meeting?....................................      2
  Who will bear the costs of soliciting votes for the
     meeting?...............................................      2
PROPOSAL 1 -- ELECTION OF DIRECTORS.........................      3
GOVERNANCE OF THE COMPANY...................................      5
  Committees of the Board of Directors......................      5
  Meetings of Non-Management Directors......................      6
  Compensation of Directors.................................      7
  Compensation Committee Interlocks and Insider
     Participation..........................................      7
REPORT OF THE AUDIT COMMITTEE...............................      8
STOCK OWNERSHIP.............................................      9
  Common Stock Ownership of Certain Beneficial Owners.......      9
  Equity Ownership of Management............................     10
  Section 16(a) Beneficial Ownership Reporting Compliance...     11
EXECUTIVE OFFICERS..........................................     11
EXECUTIVE COMPENSATION......................................     12
  Summary of Cash and Certain Other Compensation............     12
  Option Grants.............................................     13
  Option Exercises and Year-End Values......................     14
  Long Term Incentive Plan Awards...........................     14
  Standard Employee Benefits................................     14
EQUITY COMPENSATION PLAN INFORMATION........................     15
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE
  COMPENSATION..............................................     16
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS........     19
PERFORMANCE GRAPH...........................................     20
INDEPENDENT AUDITORS........................................     21
  Fees Billed by Independent Auditors.......................     21
  Audit Committee's Pre-Approval Policies and Procedures....     21
PROPOSAL 2 -- APPROVAL OF THE 2003 INCENTIVE STOCK PLAN.....     21
STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING...............     28

                        GENERAL GROWTH PROPERTIES, INC.
                             110 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     The Board of Directors of General Growth Properties, Inc. is asking for your proxy for use at the annual meeting of our stockholders to be held on Wednesday, May 7, 2003 at 9:00 a.m. local time at our principal executive offices located at 110 North Wacker Drive, Chicago, Illinois, and at any postponements or adjournments of the meeting. We are initially mailing this proxy statement and the enclosed proxy to our stockholders on or about April 4, 2003. In this proxy statement, we refer to General Growth Properties, Inc. as "General Growth," "we," "our" or "the Company."

                               ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

     - the election of two directors, each for a term of three years (see page
       3); and

     - the approval of the General Growth Properties, Inc. 2003 Incentive Stock Plan (the "2003 Plan") (see page 21).

     In addition, management will report on General Growth's performance during fiscal 2002 and respond to questions from stockholders.

What are the Board's voting recommendations?

     Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends that you vote your shares "FOR" the election of each of the nominees to the Board and "FOR" the approval of the 2003 Plan.

What happens if additional proposals are presented at the meeting?

     Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If other matters are presented and you vote by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, March 19, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on.

What constitutes a quorum?

     If a majority of the shares outstanding on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. As of the record date, we had 62,757,800 shares of common stock outstanding and entitled to vote.

Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

How do I vote my shares at the annual meeting?

     If you are a "record" holder of our common stock (that is, if you hold your stock in your own name in the Company's stock records maintained by our transfer agent), you may complete and sign the proxy card and return it to the Company or deliver it in person. In addition, you may vote by telephone or over the Internet by following the instructions included with your proxy card. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for stockholders of record will close at 11:00 p.m. Eastern Standard Time on May 6, 2003.

     If you hold shares of our common stock in "street name" (that is, through a broker, bank or other nominee), you will need to obtain a proxy form from the institution that holds your shares and follow the voting instructions on that form.

Can I change my vote after I return my proxy card or after I vote by telephone or over the Internet?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request). To revoke a proxy previously submitted by telephone or over the Internet, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.

What vote is required to approve each matter that comes before the meeting?

     The two nominees for director with the most affirmative votes cast at the annual meeting, in person or by proxy, will be elected. Abstentions and broker non-votes are not counted as votes cast for purposes of, and therefore will have no impact as to, the election of directors.

     Approval of the 2003 Plan requires the affirmative vote of a majority of the shares represented at the meeting in person or by proxy and entitled to vote on this proposal. Abstentions will be treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against the proposal. A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

Who will bear the costs of soliciting votes for the meeting?

     General Growth will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of seven members. Our bylaws divide the Board into three classes, as nearly equal in number as possible, with each class of directors serving a three-year term. The term of office of the classes of directors expires in rotation so that one class is elected at each annual meeting for a full three-year term.

     Morris Mark, a director of the Company since 1993, has informed us that he will retire from the Board of Directors upon the completion of his current term of service and will not stand for re-election at the annual meeting. The Board of Directors wishes to express its gratitude for Mr. Mark's faithful years of service to the Company.

     The Board of Directors has nominated John Riordan to fill the vacancy that will be created by Mr. Mark's retirement from the Board. Mr. Riordan has been nominated for a term of office commencing on June 5, 2003, concurrent with his completion of service as Vice Chairman of the International Council of Shopping Centers, the global trade association of the shopping center industry ("ICSC"), and ending on the date of the annual meeting in 2006. The Board of Directors has also nominated Robert Michaels, currently a member of the Board, for a term of office commencing on the date of the annual meeting and ending on the date of the annual meeting in 2006.

     The Board of Directors urges you to vote "FOR" the election of Robert Michaels and John Riordan as directors of the Company for terms of office ending in 2006. Proxies will be so voted unless the stockholders specify otherwise in their proxies.

     The Board of Directors has no reason to believe that either nominee will not be a candidate or, if elected, will be unable or unwilling to serve as a director. If either nominee is unable to serve if elected, it is intended that the proxies will be voted for the election of the other nominee and may be voted for any substitute nominee. In no event will the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION TO THE BOARD OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES FOR ELECTION AT THIS MEETING FOR TERMS EXPIRING IN 2006:

     Robert Michaels, 59, has served as a director of the Company and as our President and Chief Operating Officer since 1995. In addition, Mr. Michaels has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. Mr. Michaels is an ex-officio trustee of ICSC and also serves on the board of directors of the Center for Urban Land Economics Research at the School of Business of the University of Wisconsin-Madison and the board of trustees of the University of South Dakota Foundation.

     John Riordan, 65, has served as Vice Chairman of ICSC since May 2001, for a term of office ending on June 5, 2003. From May 1995 until May 2001, Mr. Riordan served as ICSC's President and Chief Executive Officer and, from January 1986 to May 1995, served as Executive Vice President of ICSC. Mr. Riordan is the Thomas
G. Eastman Chair of the Center for Real Estate of the Massachusetts Institute of Technology.

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2004:

     John Bucksbaum, 46, has served as a director of the Company since 1992, and has served as our Chief Executive Officer since July 1999. From December 1992 through June 1999, Mr. Bucksbaum served as Executive Vice President of the Company. In addition, Mr. Bucksbaum has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. Mr. Bucksbaum is a member of the board of trustees of ICSC and the National Real Estate Roundtable, and is also a trustee of the Urban Land Institute and the National Association of Real Estate Investment Trusts ("NAREIT"). Mr. Bucksbaum is Director of the Zell/Lurie Real Estate Center at the Wharton School of the University of Pennsylvania and is a member of the executive committee of the Wharton School Advisory Board and the

University of California Real Estate Center. He is also a member of the national board of World T.E.A.M Sports and the board of trustees of the United States Ski & Snowboard Team Foundation and the USA Cycling Development Foundation. Mr. Bucksbaum is the son of Matthew Bucksbaum, the Chairman of the Board of the Company.

     Alan Cohen, 42, has served as a director of the Company since 2001. Since October 2002, Mr. Cohen has served as Vice President, Marketing of Airespace, Inc., a developer of wireless local area networks. From October 2001 through September 2002, he served as Vice President, Marketing of Tahoe Networks, Inc., a company specializing in networking infrastructure and operations solutions. From March 2000 to October 2001, Mr. Cohen served as Senior Director, Marketing, Service Provider Line of Business of Cisco Systems, Inc., a provider of Internet networking solutions. From June 1999 to March 2000, Mr. Cohen served as General Manager, SP Solutions, in Cisco's Customer Advocacy division and from June 1998 to June 1999, as Cisco's Director of Internet Business Solutions. Prior to joining Cisco, Mr. Cohen was employed by International Business Machines Corporation, an information technology company, acting in the capacity of Chief Marketing Executive for IBM's Global Telecommunications and Media business unit from January 1997 to June 1998 and Managing Director of B2B Electronic Commerce for IBM's Internet division from June 1995 to January 1997. Mr. Cohen serves on the advisory boards of Vista Broadband Networks, Inc., an Internet service provider, and CPlane, Inc., a company specializing in network control software products.

     Anthony Downs, 72, has served as a director of the Company since 1993. Since 1977, Mr. Downs has been a Senior Fellow at The Brookings Institution, a private, non-profit policy research center, and a self-employed speaker and writer. Mr. Downs served as an executive consultant to Salomon Brothers Inc. from 1986 to 1994 and to Aetna Realty Investors from 1977 to 1994. Mr. Downs is a life trustee of the Urban Institute and is a director of the NAACP Legal and Education Defense Fund, Inc. He is currently a member of the Urban Land Institute, the Counselors of Real Estate, the Anglo-American Real Property Institute, the American Real Estate and Urban Economics Association, the National Academy of Public Administration and the American Academy of Arts and Sciences. Mr. Downs is also a director of Bedford Property Investors, Inc., a real estate investment trust.

DIRECTORS WHOSE TERMS CONTINUE UNTIL 2005:

     Matthew Bucksbaum, 77, has served as a director of the Company since 1986 and as Chairman of the Board since July 1995. Mr. Bucksbaum also served as our Chief Executive Officer from July 1995 through June 1999, as President of the Company from December 1992 through June 1995 and as our Secretary and Treasurer from 1986 to December 1992. Mr. Bucksbaum has served as President of General Growth Companies, Inc., of which he is the sole stockholder and director, since 1985. In addition, Mr. Bucksbaum has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. Mr. Bucksbaum is an ex-officio trustee and former Chairman of ICSC and is a member of the Urban Land Institute and NAREIT. Mr. Bucksbaum is also a life trustee of the Aspen Music Festival and School. Mr. Bucksbaum is the father of John Bucksbaum, the Chief Executive Officer of the Company.

     Beth Stewart, 46, has served as a director of the Company since 1993. Ms. Stewart has served as Chief Executive Officer of Storetrax, Inc., a Web-based company focused on the retail real estate sector, since August 2001 and as Co-Chairman of the Board of Storetrax since October 1999. From December 1992 until August 2001, Ms. Stewart was a private real estate consultant and investor. From 1986 to November 1992, she served as Vice President of Goldman, Sachs & Co. Ms. Stewart is a director of Imperial Parking Corporation, a provider of parking services, Avatar Holdings Inc., a Florida-based home builder, and CarMax, Inc., a new and used car retailer.

                           GOVERNANCE OF THE COMPANY

     Pursuant to the Delaware General Corporation Law and the Company's bylaws, General Growth's business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman, the Chief Executive Officer and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

     During 2002, the Board of Directors held 13 meetings and took action by written consent 15 times. All of the directors attended at least 75% of all meetings of the Board and those Board committees on which he or she served during 2002.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating & Governance Committee. Each of the committees operates under a written charter, with the exception of the Executive Committee whose duties are delegated to it by the Board of Directors from time to time. These charters satisfy current and currently-proposed standards under the New York Stock Exchange, and can be viewed on our website at www.generalgrowth.com. The committees of the Board of Directors and a general description of their respective duties follows:

     EXECUTIVE COMMITTEE. The members of the Executive Committee are John Bucksbaum, Matthew Bucksbaum, Robert Michaels and Beth Stewart. The Executive Committee has such authority as may be delegated to it by the Board of Directors from time to time and advises the Board with respect to such matters as the Board may direct. The Executive Committee did not meet during 2002.

     AUDIT COMMITTEE. The current members of the Audit Committee are Anthony Downs, Morris Mark and Beth Stewart (Chair). The Board of Directors has determined that all of the members of the Audit Committee are independent and financially literate and that at least one member has accounting or related financial management expertise, all as required by current New York Stock Exchange standards. Upon Mr. Mark's retirement from the Board of Directors upon the completion of his current term of service, it is intended that the Board will appoint to the Audit Committee another director who meets the applicable independence and other requirements of the New York Stock Exchange.

     The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in February 2003 upon the recommendation of the Audit Committee. This charter is attached as Appendix A to this proxy statement. The Audit Committee held four meetings during 2002.

     The functions of the Audit Committee include assisting the Board in monitoring the integrity of the Company's financial statements, the independent auditors' qualifications and independence, the performance of the Company's internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. The Audit Committee has the sole authority to appoint or replace the independent auditors of the Company, who report directly to the Audit Committee. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms associated with such services) to be provided by the independent auditors, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee has the authority to retain independent legal, accounting or other advisors and the Company is required to provide appropriate funding for the compensation of any such advisors. The Audit Committee is also responsible for preparing a report for inclusion in our proxy statement stating, among other things, whether our audited financial statements should be included in our Annual Report on Form 10-K. This report is set forth on page 8 of this proxy statement.

     COMPENSATION COMMITTEE. The members of the Compensation Committee are Alan Cohen, Anthony Downs (Chair) and Beth Stewart. The Compensation Committee held one meeting and took action by written consent one time during 2002.

     The Compensation Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The functions of the Compensation Committee include annually reviewing and making recommendations to the Board with respect to incentive-compensation plans and equity-based plans, annually reviewing and approving the compensation of directors, determining the compensation for our Chief Executive Officer, the other executive officers and certain accounting and internal audit personnel of the Company and monitoring compliance with legal prohibitions on loans to directors and executive officers of the Company. The Compensation Committee has the sole authority to retain any compensation consultant to be used to assist it in the evaluation of director or senior executive compensation, including approval of the consultant's fees and other retention terms. The Compensation Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

     The Compensation Committee administers our Employee Stock Purchase Plan, our 1993 Stock Incentive Plan (the "1993 Plan"), our Cash Value Added Incentive Compensation Plan (the "CVA Plan"), our 1998 Incentive Stock Plan (the "1998 Plan") and all other incentive-compensation or equity-based plans which we may adopt from time to time including, assuming approval by our stockholders at the annual meeting, the 2003 Plan. The Compensation Committee is also responsible for preparing an annual report on executive compensation for inclusion in our proxy statement. This report is set forth on page 16 of this proxy statement.

     NOMINATING & GOVERNANCE COMMITTEE. The Nominating & Governance Committee, whose current members are John Bucksbaum (Chair), Anthony Downs and Morris Mark, was formed in February 2003. Prior to its formation, the Board of Directors as a whole performed the functions of the Nominating & Governance Committee. Since its formation, the Nominating & Governance Committee held two meetings which resulted in the recommendation to the Board of Directors of the nomination of Robert Michaels and John Riordan for election as directors at the annual meeting. Upon Mr. Mark's retirement from the Board of Directors upon the completion of his current term of service, it is intended that the Board will appoint another non-management director of the Board to the Nominating & Governance Committee.

     The functions of the Nominating & Governance Committee include assisting the Board by identifying individuals qualified to become Board members and recommending to the Board the director nominees for the next annual meeting of stockholders, recommending to the Board corporate governance guidelines applicable to the Company, leading the Board in its annual review of the Board's performance and recommending to the Board director nominees for each Board committee. The Nominating & Governance Committee has sole authority to retain any search firm to be used to identify director candidates, including approval of the search firm's fees and other retention terms. The Nominating & Governance Committee also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

     Under our bylaws, nominations for director may be made by a stockholder entitled to vote at the annual meeting who delivers written notice, along with the additional information and materials required by our bylaws, to our Corporate Secretary at General Growth Properties, Inc., 110 North Wacker Drive, Chicago, Illinois, 60606, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. For our annual meeting in the year 2004, we must receive this notice on or after February 6, 2004, and on or before March 8, 2004. You may obtain a copy of our bylaws by writing to our Corporate Secretary.

MEETINGS OF NON-MANAGEMENT DIRECTORS

     Commencing in November 2002, the non-management directors of the Board began to meet in executive sessions, without any management directors in attendance, each time the Board convenes for a regularly scheduled meeting. The non-management directors rotate as the presiding director for such executive sessions. Interested persons wishing to make their concerns known to the non-management directors may contact them at the following address:
Non-Management Directors, c/o Corporate Secretary, General Growth Properties, Inc., 110 North Wacker Drive, Chicago, Illinois, 60606.

COMPENSATION OF DIRECTORS

     Directors who are also our employees receive no fees for their services as directors. Non-employee directors receive an annual fee of $25,000, a meeting fee of $1,000 for each Board or committee meeting attended, and reimbursement of expenses incurred in attending meetings.

     Assuming stockholder approval of the 2003 Plan at the annual meeting, under the 2003 Plan, all non-employee directors will be entitled to receive, upon joining the Board of Directors, an option to purchase 1,000 shares of our common stock having an exercise price equal to the fair market value of a share of our common stock on the date of grant. In addition, under the 2003 Plan, each non-employee director will automatically receive on the first business day in January of every year, an option to purchase 1,000 shares of our common stock having an exercise price equal to the fair market value of a share of our common stock on the date of grant. Similar provisions are currently contained in the 1993 Plan which, by its terms, will expire on April 4, 2003 and is anticipated to be replaced by the 2003 Plan. See "Approval of the 2003 Incentive Stock Plan."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee has any "interlocking" relationships as defined by the Securities and Exchange Commission, in that none of them serves on the board of directors or compensation committee of any other company where an executive officer of that company is on the Board of Directors or Compensation Committee of General Growth. Matthew Bucksbaum, Chairman of the Board and member of the Compensation Committee until March 25, 2002, was the only member of the Compensation Committee who is a present or former officer or employee of General Growth or of GGP Limited Partnership, the partnership in which we own an approximate 76% partnership interest and of which we are the sole general partner (the "Operating Partnership").

                         REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee have been appointed by the Board of Directors. The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in February 2003 upon the recommendation of the Audit Committee. This charter is attached as Appendix A to this proxy statement.

     The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent auditors' qualifications and independence, the performance of the Company's internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements for fiscal 2002 with management and with the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended by Statements on Auditing Standards Nos. 89 and 90, which includes, among other items, matters related to the conduct of the audit of the Company's annual financial statements.

     The Audit Committee has also received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors the issue of their independence from the Company and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent auditors in 2002 is compatible with maintaining the auditors' independence and has concluded that it is.

     Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                          Respectfully submitted by the Audit
                                          Committee,

                                          Anthony Downs
                                          Morris Mark(1)
                                          Beth Stewart (Chair)

-------------------------
(1) Mr. Mark has informed the Company that he will retire from the Board of Directors upon the completion of his current term of service.

                                STOCK OWNERSHIP

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following sets forth, as of March 15, 2003, certain information concerning each stockholder who is known by us to beneficially own 5% or more of our outstanding common stock. The table is based upon reports on Schedules 13D or 13G filed by the stockholders with the SEC. Unless otherwise noted, each stockholder has sole voting and investment power for all shares shown.

                                                               NUMBER OF SHARES      APPROXIMATE
NAME AND ADDRESS                                              BENEFICIALLY OWNED   PERCENT OF CLASS
----------------                                              ------------------   ----------------
General Trust Company, as trustee...........................    16,298,089(1)           20.9%
  300 North Dakota Avenue
  Suite 202
  Sioux Falls, South Dakota 57104
Deutsche Bank AG............................................     4,160,718(2)            6.6%
  Taunusanlage 12, D-60325
  Frankfurt am Main
  Federal Republic of Germany
LaSalle Investment Management (Securities), L.P.............     3,108,892(3)            5.0%
  LaSalle Investment Management, Inc.
  200 East Randolph Drive
  Chicago, Illinois 60601

-------------------------
(1) This amount includes 15,109,636 shares of common stock issuable, in certain circumstances, upon conversion of limited partnership units in the Operating Partnership, as described in "Certain Relationships and Related Party Transactions." These units are owned by a partnership, the general partners of which are various trusts for which General Trust Company serves as trustee. The beneficiaries of the trusts are members of the Bucksbaum family which, for purposes hereof, include the descendants of Martin, Matthew and Maurice Bucksbaum, including John Bucksbaum, Chief Executive Officer and a director of the Company.

(2) This amount represents the aggregate number of shares beneficially owned by the Private Clients and Asset Management business group of Deutsche Bank AG and its subsidiaries and affiliates, including RREEF America, L.L.C. ("RREEF"), Deutsche Investment Management Americas Inc. ("DIMA") and Deutsche Bank Trust Company Americas ("DBTCA"). This amount excludes any shares beneficially owned by any other business group of Deutsche Bank AG or its subsidiaries or affiliates. RREEF, excluding the shares beneficially owned by DIMA and DBTCA, beneficially owns an aggregate of 3,685,749 shares, with sole voting and investment power with respect to all such shares. DIMA, excluding the shares beneficially owned by RREEF and DBTCA, beneficially owns an aggregate of 389,442 shares, with sole voting power and shared investment power with respect to all such shares. DBTCA, excluding the shares beneficially owned by RREEF and DIMA, beneficially owns an aggregate of 85,527 shares, with sole voting power with respect to all such shares, sole investment power with respect to 36,027 shares and no investment power with respect to 49,500 shares.

(3) This amount represents the aggregate number of shares beneficially owned by LaSalle Investment Management (Securities), L.P. ("LIMS") and LaSalle Investment Management, Inc. ("LaSalle") as a group. LIMS, excluding the shares beneficially owned by LaSalle, beneficially owns an aggregate of 2,598,692 shares, with sole voting power with respect to 125,700 shares, shared voting power with respect to 2,382,392 shares, sole investment power with respect to 93,600 shares and shared investment power with respect to 2,505,092 shares. LaSalle, excluding the shares beneficially owned by LIMS, beneficially owns an aggregate of 510,200 shares, with sole voting and investment power with respect to 132,000 shares and shared investment power with respect to 378,200 shares.

EQUITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 15, 2003, by (a) each of our directors and nominees for election as directors, (b) each of our executive officers named in the Summary Compensation Table and (c) all of our directors and executive officers as a group. Unless otherwise noted, each person named in the table has sole voting and investment power for all shares shown.

     For information regarding the beneficial ownership of our depositary shares by each of the persons indicated above, we refer you to footnotes (5) and (9) below.

DIRECTORS AND                                              NUMBER OF SHARES        APPROXIMATE
EXECUTIVE OFFICERS                                        BENEFICIALLY OWNED     PERCENT OF CLASS
------------------                                       ---------------------   ----------------
Matthew Bucksbaum......................................  1,158,594(1)(2)               1.8%
John Bucksbaum.........................................    171,874(1)(3)(4)(5)           *
Alan Cohen.............................................      3,000(4)                    *
Anthony Downs..........................................      9,968(4)(6)                 *
Morris Mark............................................      7,251(4)(7)                 *
Robert Michaels........................................    239,997(4)                    *
John Riordan...........................................          0                      --
Beth Stewart...........................................      7,500(4)                    *
Bernard Freibaum.......................................  1,200,177(4)(5)(8)            1.9%
Jean Schlemmer.........................................     34,153(4)                    *
Joel Bayer.............................................    210,316(4)                    *
All directors and executive officers as a group (11
  persons).............................................  3,060,436(9)                  4.9%

-------------------------
 *  Represents less than 1% of our outstanding common stock.

(1) This amount does not include (i) shares of common stock beneficially owned by General Trust Company (see "Common Stock Ownership of Certain Beneficial Owners," above), or (ii) an aggregate of 1,080,000 shares of common stock owned by a partnership, the general partners of which are various trusts for the benefit of members of the Bucksbaum family for which CIBC Trust Company (Bahamas) Limited serves as trustee.

(2) This amount includes 838,245 shares beneficially owned by Mr. Bucksbaum as co-trustee of the Martin Bucksbaum Marital GST Trust. However, this amount excludes 4,315 shares of common stock beneficially owned by Mr. Bucksbaum's spouse and 240,644 shares of common stock beneficially owned by the Matthew and Carolyn Bucksbaum Family Foundation, as to which Mr. Bucksbaum disclaims beneficial ownership.

(3) This amount does not include 4,810 shares of common stock beneficially owned by Mr. Bucksbaum's spouse, as to which Mr. Bucksbaum disclaims beneficial ownership.

(4) This amount includes shares of our common stock that such person has the right to acquire within 60 days after the date of this table pursuant to stock options awarded under the 1993 Plan. These amounts are as follows: Mr. John Bucksbaum, 8,000 shares; Mr. Cohen, 3,000 shares; Mr. Downs, 1,000 shares; Mr. Mark, 4,000 shares; Mr. Michaels, 35,000 shares; Ms. Stewart, 4,500 shares; Mr. Freibaum, 40,000 shares; Ms. Schlemmer, 23,110 shares; and Mr. Bayer, 37,422 shares.

(5) Mr. John Bucksbaum and Mr. Freibaum own 2,550 and 1,000 depositary shares, respectively. Each depositary share represents 1/40 of a share of 7.25% Preferred Income Equity Redeemable Stock, Series A and is immediately convertible at the option of the holder into shares of common stock at a conversion rate of 0.6297 shares of common stock for each depositary share. Accordingly, the shares owned by Mr. Bucksbaum and Mr. Freibaum include, respectively, 1,606 and 630 shares of common stock issuable upon conversion of their depositary shares.

(6) This amount includes 8,968 shares beneficially owned by Mr. Downs as trustee of a trust for the benefit of his spouse.

(7) This amount includes 375 shares beneficially owned by Mr. Mark as co-trustee of a trust for the benefit of his mother, for which he shares voting and investment power, and 736 shares beneficially owned by Mr. Mark as a general partner of a family limited partnership. However, this amount excludes 2,350 shares beneficially owned by Mr. Mark's spouse, as to which Mr. Mark disclaims beneficial ownership.

(8) This amount does not include an aggregate of 4,000 shares of common stock beneficially owned by Mr. Freibaum's spouse, as to which Mr. Freibaum disclaims beneficial ownership.

(9) This amount includes an aggregate of 168,253 shares of common stock that our directors and executive officers have the right to acquire within 60 days after the date of this table pursuant to stock options awarded under the 1993 Plan and 1998 Plan, and an aggregate of 2,235 shares of common stock issuable upon conversion of an aggregate of 3,550 depositary shares which are immediately convertible at the option of the holder.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our common stock. Based solely on our review of the reports furnished to us, we believe that all of our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements during fiscal 2002.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

NAME                                      AGE                         POSITION
----                                      ---                         --------
Matthew Bucksbaum.......................  77    Chairman of the Board
John Bucksbaum..........................  46    Chief Executive Officer
Robert Michaels.........................  59    President and Chief Operating Officer
Bernard Freibaum........................  50    Executive Vice President and Chief Financial Officer
Jean Schlemmer..........................  56    Executive Vice President, Asset Management
Joel Bayer..............................  39    Senior Vice President and Chief Investment Officer
Ronald L. Gern..........................  44    Senior Vice President and Assistant Secretary

     We refer you to "Election of Directors" above for biographical information concerning Messrs. Matthew Bucksbaum, John Bucksbaum and Robert Michaels. Biographical information concerning our other executive officers is set forth below.

     Bernard Freibaum has served as Executive Vice President and Chief Financial Officer of the Company since October 1993. In addition, Mr. Freibaum has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. From August 1992 and prior to joining the Company, Mr. Freibaum was a consultant with Ernst & Young. From 1985 through 1992, Mr. Freibaum was Chief Financial Officer and General Counsel of Stein & Company, a real estate development and service company. From 1973 through 1985, Mr. Freibaum held various positions with Ernst & Young, American Invsco Corp. and Coopers & Lybrand L.L.P.

     Jean Schlemmer has served as Executive Vice President, Asset Management of the Company since April 2000. In addition, Ms. Schlemmer serves as an officer of one of our wholly-owned subsidiaries. Ms. Schlemmer also served as our Senior Vice President, Asset Management from September 1997 to April 2000, our Senior Vice President of Leasing from 1995 to September 1997, and our Vice President of Leasing from 1989 to 1995. Prior to such time, Ms. Schlemmer was the Vice President of Leasing for The Center Companies from 1986 to 1989 and, from 1984 to 1986, was the President of her own real estate company.

     Joel Bayer has served as Senior Vice President and Chief Investment Officer of the Company since May 2001, Senior Vice President -- Acquisitions of the Company from March 1998 to May 2001 and as Vice

President of the Company from September 1993 to March 1998. In addition, Mr. Bayer has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. From July 1988 through August 1993, Mr. Bayer held various positions with Equity Financial and Management Company.

     Ronald L. Gern has served as Senior Vice President and Assistant Secretary of the Company since December 1997. In addition, Mr. Gern has served and continues to serve as a director and/or officer of various of our affiliates and wholly-owned subsidiaries. From 1985 to November 1997, Mr. Gern was employed by Kravco Company, a shopping center management and development company, acting in the capacity of Vice President and General Counsel from 1990 to November 1997, and Counsel from 1985 to 1990. From 1982 to 1985, Mr. Gern was associated with the law firm of Wolf, Block, Schorr & Solis-Cohen. Mr. Gern is Chairman of the ICSC 2003 Law Conference Program Committee and a member of the American College of Real Estate Lawyers.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table discloses compensation received by our Chairman of the Board, our Chief Executive Officer and our four other most highly compensated executive officers (together, the "named executive officers") in the three most recent years.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG TERM COMPENSATION
                                                                                    -------------------------------------------
                                                                                              AWARDS                PAYOUTS
                                                 ANNUAL COMPENSATION                --------------------------   --------------
                                     --------------------------------------------    RESTRICTED    SECURITIES
                                                                   OTHER ANNUAL     STOCK AWARDS   UNDERLYING         LTIP
NAME AND PRINCIPAL POSITION   YEAR   SALARY ($)   BONUS ($)(1)   COMPENSATION ($)       ($)        OPTIONS (#)   PAYOUTS ($)(2)
---------------------------   ----   ----------   ------------   ----------------   ------------   -----------   --------------
Matthew Bucksbaum...........  2002    $200,000            --               --                --           --              --
  Chairman of the Board       2001    $200,000            --               --                --           --              --
                              2000    $200,000            --               --                --           --              --
John Bucksbaum..............  2002    $225,000            --               --                --           --              --
  Chief Executive Officer     2001    $225,000            --               --                --           --              --
                              2000    $225,000            --               --                --           --              --
Robert Michaels.............  2002    $600,000      $264,645               --                --       58,023              --
  President and               2001    $550,000      $265,095               --                --       86,236        $ 80,113
  Chief Operating Officer     2000    $500,000      $253,052               --                --       21,755        $114,170
Bernard Freibaum............  2002    $800,000      $352,860               --        $2,490,000(4)   110,940              --
  Executive Vice President    2001    $750,000      $361,494               --                --       89,607        $ 80,113
  and Chief Financial
Officer                       2000    $500,000      $328,968         $150,000(3)             --      121,755        $114,170
Jean Schlemmer..............  2002    $325,000      $143,349               --                --       19,741              --
  Executive Vice President,   2001    $325,000      $156,648               --                --       31,180        $ 33,728
  Asset Management            2000    $275,000      $139,179               --                --       10,477        $ 49,491
Joel Bayer..................  2002    $360,000      $158,787               --                --        5,251              --
  Senior Vice President and   2001    $360,000      $173,518               --                --        7,191        $ 53,408
  Chief Investment Officer    2000    $320,000      $161,954               --                --       14,504        $ 58,611

-------------------------
(1) These bonuses represent amounts earned under the CVA Plan for the year shown and paid during the following year. For each of Mr. Michaels, Mr. Freibaum, Ms. Schlemmer and Mr. Bayer, respectively, additional amounts of (i) $160,225, $160,225, $67,456 and $106,817 were credited to a bonus bank for
    1999, half of which was earned during each of 2000 and 2001, and (ii) $68,115, $68,115, $31,526 and $10,407 were credited to a bonus bank for 1998, half of which was earned during each of 1999 and 2000. See footnote
    (2), below. The amounts credited to the "bonus bank" are "at risk" in the sense that they will either be earned by such persons over the following two years or forfeited, depending, primarily, on the extent to which future annual financial performance goals under the CVA Plan are achieved. See "Report of the Compensation Committee on Executive Compensation" for a description of the CVA Plan.

(2) The long-term incentive plan ("LTIP") payouts reported in this column represent amounts previously credited to an individual's bonus bank for 1998 and 1999 (see footnote (1), above) that were earned during the year shown and paid during the following year.

(3) This amount represents the forgiveness of a portion of certain indebtedness owed by Mr. Freibaum to the Company.

(4) This amount represents the dollar value of restricted stock awarded to Mr. Freibaum, based upon the closing price per share of our common stock on the date of grant. The value of the restricted stock as of December 31, 2002 was $2,600,000. This restricted stock was granted on September 16, 2002, and vests in increments of one-third on each of the first through third anniversaries of the date of grant. Dividends are paid on unvested shares.

OPTION GRANTS

     The following table provides information on grants of options under the 1993 Plan to the named executive officers during 2002. For information related to awards made under the 1998 Plan to the named executive officers during 2002, see "Long Term Incentive Plan Awards," below.

                             OPTION GRANTS IN 2002

                                        NUMBER OF     PERCENT OF
                                        SECURITIES   TOTAL OPTIONS
                                        UNDERLYING    GRANTED TO     EXERCISE OR                GRANT DATE
                                         OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION    PRESENT
NAME                                     GRANTED      FISCAL YEAR     PER SHARE       DATE       VALUE(1)
----                                    ----------   -------------   -----------   ----------   ----------
Matthew Bucksbaum.....................        --           --               --           --            --
John Bucksbaum........................        --           --               --           --            --
Robert Michaels.......................    50,000         24.5%         $ 50.03      9/16/12      $179,500
Bernard Freibaum......................   100,000         49.0%         $ 50.03      9/16/12      $359,000
Jean Schlemmer........................    15,000          7.4%         $40.735       2/5/12      $ 55,950
Joel Bayer............................        --           --               --           --            --

-------------------------
(1) This amount was estimated using the Black-Scholes Option Pricing Formula on the basis of the following assumptions: expected volatility: 19.57%; risk free rate of return: 4.49%; dividend yield: 6.37%; and expected time until exercise: 7.6 years.

OPTION EXERCISES AND YEAR-END VALUES

     The following table provides information on option exercises during 2002 by each of the named executive officers and the value of each of such officer's unexercised in-the-money options at December 31, 2002.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                          NO. OF                      UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                          SHARES                        OPTIONS AT YEAR-END               AT YEAR-END
                         ACQUIRED        VALUE      ---------------------------   ---------------------------
                        ON EXERCISE     REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                       -------------   ----------   -----------   -------------   -----------   -------------
Matthew Bucksbaum....          --              --          --             --              --             --
John Bucksbaum.......          --              --     107,000          8,000      $2,433,920     $  158,480
Robert Michaels......      88,237      $1,218,719      10,000         93,023      $   19,700     $  981,654
Bernard Freibaum.....     141,608      $1,553,194           0        175,940      $        0     $1,974,564
Jean Schlemmer.......      37,124      $  522,876      12,110         31,741      $  187,051     $  459,412
Joel Bayer...........      60,526      $1,065,794      43,926          5,251      $  852,676     $   59,153

     On December 31, 2002, the closing price per share of our common stock on the New York Stock Exchange was $52.00.

LONG TERM INCENTIVE PLAN AWARDS

     The following table provides information on awards under the 1998 Plan to the named executive officers during 2002.

             LONG TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                              NO. OF SECURITIES    PERFORMANCE OR
                                                                 UNDERLYING         OTHER PERIOD
                                                                   OPTIONS        UNTIL MATURATION
NAME                                                             GRANTED(1)         OR PAYOUT(2)
----                                                          -----------------   ----------------
Matthew Bucksbaum...........................................            0                --
John Bucksbaum..............................................            0                --
Robert Michaels.............................................        8,023                --
Bernard Freibaum............................................       10,940                --
Jean Schlemmer..............................................        4,741                --
Joel Bayer..................................................        5,251                --

-------------------------
(1) Awards granted during 2002 under the 1998 Plan are in the form of threshold-vesting stock options ("TSOs"), which, when vested, are exercisable for shares of common stock. The exercise price of each of the TSOs shown in this column is $40.735 per share, the fair market value of one share of common stock on the date of grant.

(2) The TSOs will vest, and therefore will become exercisable, if shares of common stock achieve and sustain a threshold market price of $57.13 per share for at least 20 consecutive trading days at any time over the five years following the date of grant (i.e., on or before February 5, 2007). If the TSOs do not vest by February 5, 2007, they will be forfeited. If, however, the TSOs vest by this date, they will be exercisable until February 5, 2012, at which time they will expire. As of March 15, 2003, none of these TSOs had vested.

STANDARD EMPLOYEE BENEFITS

     During 2002, we contributed toward the cost of health, life and disability insurance for our employees as part of a standard employee benefit package. We also provided employees the opportunity to contribute pre-tax salary (subject to applicable limitations) to a company-sponsored 401(k) plan. Each of the named executive officers chose to contribute a portion of his or her salary to the 401(k) plan during 2002, and we made a matching contribution on behalf of each of them in the amount of $9,500, in the case of Messrs. Matthew Bucksbaum, John Bucksbaum, Michaels and Bayer, and $10,000, in the case of Mr. Freibaum and Ms. Schlemmer.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information with respect to shares of our common stock that may be issued under the Company's equity compensation plans as of December 31, 2002, not including shares that may be issued under the 2003 Plan.

                                                                                          NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE FOR
                               NUMBER OF SECURITIES TO BE   WEIGHTED-AVERAGE EXERCISE     FUTURE ISSUANCE UNDER
                                ISSUED UPON EXERCISE OF       PRICE OF OUTSTANDING      EQUITY COMPENSATION PLANS
                                  OUTSTANDING OPTIONS,        OPTIONS, WARRANTS AND       (EXCLUDING SECURITIES
                                  WARRANTS AND RIGHTS                RIGHTS             REFLECTED IN COLUMN (A))
PLAN CATEGORY                             (A)                          (B)                         (C)
-------------                  --------------------------   -------------------------   -------------------------
Equity compensation plans
  approved by security
  holders(1).................           899,410                      $37.60                    2,359,427(2)
Equity compensation plans not
  approved by security
  holders(3).................               N/A                         N/A                        276,278
                                        -------                                                -----------
Total........................           899,410                                                  2,635,705
                                        =======                                                ===========

-------------------------
(1) Represents shares of common stock under the 1993 Plan (which will terminate on April 4, 2003) and the 1998 Plan.

(2) Represents 1,292,214 shares of common stock available for issuance under the 1993 Plan (which will terminate on April 4, 2003) and 1,067,213 shares of common stock available for issuance under the 1998 Plan.

(3) Represents shares of common stock under the Company's Employee Stock Purchase Plan, which was adopted by the Board of Directors in November 1998. Under the Employee Stock Purchase Plan, eligible employees make payroll deductions over a six-month period, at which time the amounts withheld are used to purchase shares of our common stock at a purchase price equal to 85% of the lesser of the closing price of a share of common stock on the first or last trading day of the purchase period. Purchases of common stock under the Employee Stock Purchase Plan are made on the first business day of the next month after the close of the purchase period. Under current New York Stock Exchange rules, stockholder approval was not required for the Employee Stock Purchase Plan because it is a broadly-based plan available generally to all of our employees.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     GENERAL. The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors, whose current members are Anthony Downs, Beth Stewart and, since March 25, 2002, Alan Cohen. Prior to March 25, 2002, Matthew Bucksbaum was a member of the Compensation Committee. The Compensation Committee's responsibilities include, among others, determining the level of compensation paid to our Chief Executive Officer (with Matthew Bucksbaum, during his term of service, abstaining), approving the level of compensation paid to our other executive officers and determining awards under, and administering, our Employee Stock Purchase Plan, the 1993 Plan, the CVA Plan, the 1998 Plan and all other incentive-compensation or equity-based plans which the Company may adopt from time to time including, assuming approval by our stockholders at the annual meeting, the 2003 Plan.

     EXECUTIVE COMPENSATION POLICY. The Company's compensation policy for executive officers consists of three key elements:

     - a base salary,

     - a performance-based annual bonus comprised of both cash and stock options, and

     - periodic grants of stock options and restricted stock.

     The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. It enables the Company to recruit and retain highly-qualified individuals by providing them with a compensation package which is competitive and has financial incentives which are aligned with the Company's performance. Under this approach, compensation for these officers involves a portion of pay that is "at risk" -- namely, the annual cash and stock option bonus. The annual bonus is variable and is based on a measure of Company performance known as "cash value added," as described below. Annual stock option awards relate a significant portion of an employee's long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

     BASE SALARY. In establishing the base salary paid to each of our executive officers for fiscal 2002, the Compensation Committee reviewed the compensation paid by comparable REITs to their executive officers and determined it to be in the best interests of the Company and our stockholders for our executive officers generally to be in the lower-to-mid portion of the range. The Compensation Committee also took into account such factors as a subjective assessment of the nature of the position, the contribution and experience of the executive officer, and the length of the executive officer's service to the Company.

     ANNUAL BONUS. Since its adoption in 1998, bonus awards for the Company's executive officers have generally been determined in accordance with the CVA Plan. The purpose of the CVA Plan is to provide additional incentive compensation to participants by relating the financial reward of such participants to the increase in the value of the Company realized by its stockholders. To date, various members of management of the Company and certain of its subsidiaries (excluding Matthew Bucksbaum and John Bucksbaum) have been designated by the Compensation Committee as participants under the CVA Plan.

     In general, "cash value added" or "CVA" is determined to be the excess of net operating income less a capital charge that is intended to represent the return expected by the providers of the Company's capital. The Compensation Committee believes that increases in CVA represent a performance standard that is closely coordinated with increases in stockholder value.

     The CVA Plan is intended to provide a target incentive award generally ranging from between 1% and 50% of salary for participants. Under the CVA Plan, the annual bonus award for a participant for a particular year is generally equal to base salary x target incentive award x performance factor (although the Compensation Committee may retain the discretion to determine whether a participant receives all or a portion of such award). The performance factor is determined by reference to the amount of improvement or deterioration in CVA measured against established targets based, in part, on prior performance. The performance factor calculation will produce an amount in excess of the target incentive award if actual CVA exceeds targeted CVA and will produce an amount which is less than the target incentive award if actual CVA is less than targeted CVA.

     The CVA Plan provides the opportunity for enhanced bonuses, but also uses a "bonus bank" feature to ensure that increases in CVA are sustained before extraordinary bonus awards are paid out. Each year, two-thirds of any annual bonus award in excess of 125% of the target incentive award is added to the outstanding bonus bank balance. The bonus paid to a participant is equal to the annual bonus award for the year, up to a maximum of 125% of the target incentive award, plus one-third of the annual bonus award in excess of 125% of the target incentive award. In addition, amounts added to the bonus bank in any year are paid in equal installments over the following two years, unless that amount is forfeited under the "at risk" rules of the CVA Plan. A bonus bank balance is considered "at risk" in the sense that in any year the annual bonus award is negative, the negative annual bonus award amount will be subtracted from the outstanding bonus bank balance.

     The 1998 Plan generally has been integrated with the CVA Plan. Under the 1998 Plan, the Compensation Committee is authorized to grant to employees of the Company, its subsidiaries and affiliates (other than Matthew Bucksbaum and John Bucksbaum) stock incentive awards in the form of threshold-vesting stock options ("TSOs"). In any particular year, the number of TSOs to be granted to a participant under the 1998 Plan will be determined, generally, by multiplying a participant's annual bonus award under the CVA Plan by a percentage specified by the Compensation Committee and then dividing the resulting amount by 10% of the fair market value of a share of common stock on the date the option is granted. An option granted under the 1998 Plan generally vests after the fair market value of a share of common stock has sustained a target price level for at least 20 consecutive trading days within the five-year period following the date of grant of the option.

     Compensation under the 1998 Plan is intended to reinforce the attainment of annual performance goals while encouraging sustained profitable long-term growth. We believe that the 1998 Plan accomplishes this by providing a portion of annual compensation in options to purchase common stock, the vesting of which is tied directly to a sustained increase in our economic value to our stockholders. By doing so, the 1998 Plan aligns the interests of our management employees with those of our stockholders.

     OTHER AWARDS. Stock options awards under the 1993 Plan have historically been an important element of our compensation program and have generally been made to our executive officers either as an inducement to join the Company or in recognition of exceptional performance. Particular awards have generally been made without specific reference to any aspect of the Company's performance at such time. Rather, the Chief Executive Officer and President have historically recommended to the Compensation Committee the size of a particular award based upon their subjective assessments of factors such as job responsibilities undertaken and efforts expended on behalf of the Company, contributions to the Company and leadership qualities. Options granted to executive officers pursuant to the 1993 Plan have an exercise price equal to the fair market value of the common stock on the date of grant, are for 10-year terms and are generally exercisable in either 33 1/3% or 20% annual increments from the date of grant.

     From time to time, the Compensation Committee has granted awards of restricted stock under the 1993 Plan to our executive officers in recognition, primarily, of exceptional performance and as a means of rewarding, motivating and retaining the leadership talent essential for the Company's success. The terms of these restricted stock awards have varied from individual to individual.

     In March 2003, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the 2003 Plan and directed that it be submitted to our stockholders for approval at the annual meeting. See "Approval of the 2003 Incentive Stock Plan," below. It is intended that the 2003 Plan will replace the 1993 Plan which, by its terms, will expire on April 4, 2003. The 2003 Plan provides for awards to be made in the form of stock options and restricted stock.

     COMPENSATION OF MATTHEW AND JOHN BUCKSBAUM. In establishing the compensation to be paid to each of Matthew Bucksbaum and John Bucksbaum for fiscal 2002, the Compensation Committee (with Matthew Bucksbaum abstaining), noted that their salaries were originally established at subjective levels prior to the

Company's initial public offering in 1993 and, at the request of Matthew Bucksbaum and John Bucksbaum, had only been moderately adjusted since such time. The Compensation Committee also recognized the unique position occupied by each of Matthew Bucksbaum and John Bucksbaum by virtue of the Bucksbaums' ownership of an approximate 19% limited partnership interest in the Operating Partnership (subject to dilution in certain circumstances) and their rights to increase their ownership in the Company, primarily as trust beneficiaries, to 25% of our outstanding common stock by converting a portion of the units representing their limited partnership interest in the Operating Partnership into shares of common stock. See "Stock Ownership -- Common Stock Ownership of Certain Beneficial Owners," "Stock Ownership -- Equity Ownership of Management," and "Certain Relationships and Related Party Transactions." Accordingly, the compensation paid to Matthew Bucksbaum and John Bucksbaum during 2002 was not based upon, and had no specific relation to, the Company's performance during such period. In addition, John Bucksbaum declined to accept a salary increase or bonus payment from the Company during each of the last three years.

     INTERNAL REVENUE CODE SECTION 162(M). As one of the factors in its review of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to our executives of various payments and benefits. The deductibility of some types of compensation payments depends upon the timing of an executive's vesting or exercise of previously granted rights. Furthermore, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          Respectfully submitted by the
                                          Compensation
                                          Committee,

                                          Matthew Bucksbaum (Chair)(1)
                                          Alan Cohen(2)
                                          Anthony Downs (Chair)(3)
                                          Beth Stewart

-------------------------
(1) Chair and member until March 25, 2002.

(2) Member effective March 25, 2002.

(3) Chair effective March 25, 2002.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The Company is the general partner of the Operating Partnership and currently the owner of an approximate 76% interest in the Operating Partnership. Members of the Bucksbaum family currently own an approximate 19% limited partnership interest in the Operating Partnership (subject to dilution in certain circumstances) and certain rights to increase their ownership in the Company, primarily as trust beneficiaries, by converting a portion of the units representing their interests in the Operating Partnership into shares of our common stock until they own up to 25% of the outstanding common stock and, subject to certain limitations, by selling their remaining interests in the Operating Partnership to us for cash or common stock, or a combination thereof, at our election.

     Prior to April 30, 2002, we had made a loan program available to our executive officers in order to facilitate their exercise of options to purchase shares of our common stock. Pursuant to the loan program, each of Bernard Freibaum, Robert Michaels and Joel Bayer had issued a promissory note to us which, as of April 30, 2002, had an outstanding balance (including accrued interest) of $17,421,687, in the case of Mr. Freibaum, $6,087,901, in the case of Mr. Michaels, and $3,588,377, in the case of Mr. Bayer. As of April 30, 2002, the Board of Directors, upon the recommendation of the Compensation Committee, terminated the availability of the loan program on an on-going basis, and restructured each executive officer's note by requiring the repayment in cash of no less than 60% of the principal balance and 100% of the accrued interest due on such note as of April 30, 2002. The remaining amount due on the officer's note was represented by a new promissory note in the aggregate principal amount of $6,930,000, in the case of Mr. Freibaum, $2,000,000, in the case of Mr. Michaels, and $1,210,571, in the case of Mr. Bayer.

     As of March 31, 2003, the outstanding balance on Mr. Freibaum's note was $6,118,164, including $13,164 of accrued interest; the outstanding balance on Mr. Michaels' note was $1,264,626, including $2,721 of accrued interest; and the outstanding balance on Mr. Bayer's note was $1,068,755, including $2,300 of accrued interest. These notes, which bear interest at a rate per annum equal to LIBOR plus 125 basis points (2.55% at March 31, 2003), are full recourse to the executive officers, provide for monthly payments of principal and interest and mature in May 2009 or within 90 days of the officer's separation from the Company.

     General Growth Companies, Inc., a Delaware corporation whose sole stockholder and director is Matthew Bucksbaum, owns an undivided interest in two airplanes which were used during 2002 for business travel by certain of our executive officers, employees and third parties on company business. Aircraft expenses incurred and paid or payable by us to General Growth Companies in connection with such business travel during 2002 were $451,658.

     We have entered into a contract with Storetrax, Inc., a web-based retail real estate listing service, whereby Storetrax lists certain information about our mall properties on its website to allow brokers and retailers interested in leasing space to search for and view retail space at our properties. Beth Stewart, a director of General Growth, serves as Chief Executive Officer and Co-Chairman of the Board of Storetrax and owns an approximate 40% equity interest in Storetrax. During fiscal 2002, we paid Storetrax aggregate fees of approximately $44,000 under the contract, and during fiscal 2003, we anticipate paying Storetrax aggregate fees of approximately $60,000 to $70,000. The contract was entered into on an arms'-length basis, upon terms we believe to be no less favorable to us than those generally offered by Storetrax to other companies in our industry.

     Because of the Internal Revenue Code's ownership requirements for REITs, certain of our executive officers, certain trusts for the benefit of the Bucksbaums and certain of our employees purchase, or in the case of employees, receive as additional compensation, from time to time, a preferred stock ownership interest in one or more private REITs in which the Company and/or the Operating Partnership has an interest. While the aggregate value of all such preferred stock ownership interests may exceed $60,000 at any time, no individual's ownership interest in such preferred stock exceeds $60,000 at any time.

                               PERFORMANCE GRAPH

     The graph below compares the five-year cumulative total stockholder return assuming the investment of $100 on January 1, 1998 (and the reinvestment of dividends thereafter) in each of General Growth's common stock, the S&P 500 Stock Index, the NAREIT All Equity REIT Index, General Growth's present peer group (the "2002 Peers") and the peer group reported in General Growth's prior proxy statement (the "2001 Peers"). The 2001 Peers were comprised of General Growth, CBL & Associates Properties, Inc., Crown American Realty Trust, JP Realty, Inc., The Macerich Company, Taubman Centers, Inc., Simon Property Group, Inc., Glimcher Realty Trust, The Mills Corporation and The Rouse Company. The 2002 Peers are comprised of the same companies as the 2001 Peers, with the exception of JP Realty, Inc., which was acquired by General Growth on July 10, 2002, and was therefore omitted from the 2002 Peers. The comparisons in the graph below are not intended to forecast the possible future performance of our common stock.

                            TOTAL RETURN PERFORMANCE

                              [PERFORMANCE GRAPH]

                                                               PERIOD ENDING
INDEX                                 12/31/97   12/31/98   12/31/99   12/31/00   12/31/01   12/31/02
General Growth Properties, Inc.        100.00     108.96      85.26     117.90     134.31     190.70
S&P 500                                100.00     128.55     155.60     141.42     124.63      96.95
NAREIT All Equity REIT Index           100.00      82.50      78.69      99.44     113.29     118.08
General Growth Properties 2001 Peers   100.00      94.51      80.51      95.72     127.27     158.40
General Growth Properties 2002 Peers   100.00      95.01      80.83      96.22     127.17     158.52

                              INDEPENDENT AUDITORS

     The Audit Committee has appointed Deloitte & Touche LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ended December 31, 2003. Deloitte & Touche LLP also served as the Company's independent auditors for the fiscal years ended December 31, 2002 and 2001. Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement should they so desire.

FEES BILLED BY INDEPENDENT AUDITORS

     Total fees billed to the Company by Deloitte & Touche LLP for fiscal years ended December 31, 2002 and 2001 aggregated $4,458,000 and $3,900,000, respectively, and were comprised of the following:

     AUDIT FEES. The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements, the audit of certain unconsolidated affiliates of the Company, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, services related to the Company's private and public offerings of debt and equity securities and assistance with the implementation of new accounting pronouncements arising during the course of the audit or reviews were $510,000 for the fiscal year ended December 31, 2002 and $620,000 for the fiscal year ended December 31, 2001.

     AUDIT-RELATED FEES. The aggregate fees billed for Audit-Related services were $65,000 for the fiscal year ended December 31, 2002 and $233,000 for the fiscal year ended December 31, 2001. These fees related to the audit of the Company's retirement savings plan, stand-alone audits required by certain lenders of the Company and audits required by tenants of one of the Company's properties of common area maintenance charges assessed to such tenants for the fiscal years ended December 31, 2002 and 2001, and consultation on other business transactions and attestation services in connection with a private debt offering for the fiscal year ended December 31, 2001.

     TAX FEES. The aggregate fees billed for professional services rendered in connection with tax compliance, tax planning and federal and state tax consultation were $696,000 for the fiscal year ended December 31, 2002 and $375,000 for the fiscal year ended December 31, 2001.

     ALL OTHER FEES. The aggregate fees billed for professional services not included above were $3,187,000 for the fiscal year ended December 31, 2002 and $2,672,000 for the fiscal year ended December 31, 2001, and were related to services rendered in connection with financial information systems design and implementation. Deloitte & Touche LLP expects to complete such services during 2003.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     In February 2003, the Board of Directors, upon the recommendation of the Audit Committee, adopted an amended and restated Audit Committee Charter which requires the Audit Committee to pre-approve all auditing services and permitted non-audit services (including the fees and terms associated with such services) to be provided by the independent auditors, subject to certain de minimis exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Chair of the Audit Committee may pre-approve the rendering of services on behalf of the Committee, provided the matter is then presented to the full Committee at the next scheduled meeting.

            PROPOSAL 2 -- APPROVAL OF THE 2003 INCENTIVE STOCK PLAN

     In March 2003, the Board of Directors, upon the recommendation of the Compensation Committee, unanimously approved and adopted the General Growth Properties, Inc. 2003 Incentive Stock Plan and directed that it be submitted to our stockholders for approval at the annual meeting. The 2003 Plan will become effective when it is approved by our stockholders.

     The purpose of the 2003 Plan is to align the interests of our employees and non-employee directors with those of other General Growth stockholders through stock-based awards, thereby promoting the long-term financial interests of the Company and enhancing long-term stockholder return. The 2003 Plan will also allow the Company to effectively attract, retain and motivate the caliber of employees and non-employee directors essential for the Company's success and encourage and reward their contributions to the Company's performance and profitability.

     The 2003 Plan will replace one of our existing incentive plans, the 1993 Plan, which will expire on April 4, 2003. An aggregate of 3,000,000 shares of common stock has been reserved for issuance under the 1993 Plan pursuant to awards of stock options and restricted stock. As of March 15, 2003, 1,021,533 shares of common stock remained available for issuance under the 1993 Plan and awards covering an aggregate of 726,803 shares of common stock were outstanding. No further awards will be made under the 1993 Plan prior to its expiration. An aggregate of 2,000,000 shares of common stock has been reserved for issuance under our other incentive plan, the 1998 Plan, pursuant to awards of TSOs. As of March 15, 2003, 775,770 shares of common stock remained available for issuance under the 1998 Plan and options covering an aggregate of 633,629 shares of common stock were outstanding. If our stockholders approve the 2003 Plan at the annual meeting, an aggregate of 3,000,000 shares of common stock will be reserved for issuance under the plan pursuant to awards of stock options and restricted stock.

     The 2003 Plan contains a number of provisions that the Board of Directors believes are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

     - NO STOCK OPTION REPRICINGS. The 2003 Plan prohibits the repricing of stock options without the approval of stockholders. This prohibition applies to repricings effected directly, by lowering the exercise price of an outstanding stock option, or indirectly, by canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

     - NO ANNUAL "EVERGREEN" PROVISION. The 2003 Plan provides for a maximum of 3,000,000 shares of common stock to be available for issuance under the plan, subject to customary adjustments to prevent dilution. Any amendment to the 2003 Plan to increase the number of shares available for issuance under the plan will require stockholder approval.

     - NO DISCOUNT STOCK OPTIONS. The exercise price of a stock option granted under the 2003 Plan must be at least equal to the fair market value per share of our common stock on the date of grant.

     - LIMITATION ON AWARDS GRANTED TO PARTICIPANTS. No participant under the 2003 Plan may be granted awards in any calendar year with respect to more than 300,000 shares of common stock.

     - NO LOANS TO PARTICIPANTS. We may not lend money to any participant under the 2003 Plan for the purpose of paying the exercise or purchase price related to an award or paying any taxes associated with the exercise or vesting of an award.

     - INDEPENDENT COMMITTEE AS ADMINISTRATOR. The 2003 Plan will be administered by our Compensation Committee, or another Board committee, comprised of two or more of our directors who qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934.

     The principal features of the 2003 Plan are summarized below. This summary is not complete, however, and is qualified by the terms of the 2003 Plan, a copy of which is attached to this proxy statement as Appendix B.

ELIGIBILITY

     Employees and officers of the Company, its subsidiaries and designated affiliates who are responsible for or contribute to the management, growth and profitability of the Company and who are selected by the Compensation Committee are eligible to be granted awards under the 2003 Plan. As of March 15, 2003, approximately 3,750 employees would have been eligible to receive awards under the Plan. Awards may also be granted to individuals offered employment by the Company, its subsidiaries and designated affiliates, provided that an award to any such individual will be forfeited if he or she does not accept the offer of employment within a specified period of time. Non-employee directors of General Growth are only eligible to receive automatic, non-discretionary stock option awards, as discussed below. Currently, four non-employee directors of General Growth are eligible to receive such awards.

AWARDS

     The 2003 Plan provides for awards to be made in the form of incentive stock options, which are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options, which are not intended to qualify under Section 422 of the Code, and shares of restricted stock. Awards may be made on a stand alone, combination or tandem basis.

SHARES AVAILABLE UNDER THE PLAN

     The maximum aggregate number of shares of common stock available for issuance under the 2003 Plan is 3,000,000, subject to customary adjustments to prevent dilution. Shares subject to an award may be authorized but unissued, or reacquired, shares of common stock or treasury stock. If an award expires or becomes unexercisable without having been exercised in full, the unpurchased shares which were subject to the award will become available for future grant under the plan, provided that shares that have actually been issued under the plan will not be returned to the plan and will not be available for future distribution under the plan.

     The Compensation Committee may grant awards under the plan until the earlier to occur of (1) awards covering all shares of common stock authorized for issuance pursuant to the 2003 Plan having been issued or (2) the termination of the 2003 Plan.

LIMITATIONS ON AWARDS GRANTED TO PARTICIPANTS

     No participant in the plan may be granted awards in any calendar year with respect to more than 300,000 shares. If any award or portion of a participant's award is cancelled, the shares subject to the cancellation will count against the maximum number of shares for which awards may be granted to the participant in any calendar year.

PLAN ADMINISTRATION

     The 2003 Plan is administered by the Compensation Committee of the Board, or another Board committee, comprised of two or more of our directors who qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934. The Compensation Committee has the exclusive authority to select participants in the plan, determine the types of awards, the number of shares subject to an award and the terms, conditions and restrictions applicable to awards (with the exception of the non-discretionary stock option awards granted to non-employee directors, as discussed below), as well as establish rules and guidelines relating to the plan and to take such other action as may be necessary for the proper administration of the plan. The Compensation Committee may, however, delegate to an officer of the Company the authority to make certain decisions regarding the terms of stock options awards, provided that no such delegation may be made in the case of awards to participants who are subject to Section 16 of the Exchange Act.

STOCK OPTIONS

     TYPES. Stock options may be granted under the 2003 Plan in the form of incentive stock options or non-qualified stock options. Incentive stock options may be granted only to employees of the Company and its subsidiaries.

     Notwithstanding their designation, a participant's incentive stock options will be treated as non-qualified stock options to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year exceeds $100,000. The fair market value of the shares will be determined as of the date the option with respect to such shares was granted.

     Under the 2003 Plan, the "fair market value" of a share of our common stock is the average of the highest and lowest sales prices of the common stock reported on the New York Stock Exchange on the relevant date of determination.

     EXERCISE PRICE. The per share exercise price for shares underlying stock options will be determined by the Compensation Committee, provided that the exercise price must be at least equal to 100% of the fair market value per share of common stock on the date of grant. On March 25, 2003, the fair market value per share of our common stock was $54.45. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the per share exercise price must be at least equal to 110% of the fair market value per share of common stock on the date of grant.

     PROHIBITION ON REPRICING. The Compensation Committee may not reprice any stock options granted under the 2003 Plan without the approval of stockholders. This prohibition applies to repricings effected directly, by lowering the exercise price of an outstanding stock option, or indirectly, by canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

     TERM OF OPTION; VESTING. The term during which a stock option may be exercised will be determined by the Compensation Committee, provided that no stock option will be exercisable more than 10 years from the date of grant. In the case of an incentive stock option granted to an employee who, at the time of grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the term of such stock option may not be more than 5 years. The Compensation Committee has full authority to determine the vesting period or limitation or waiting period with respect to any stock option granted to a participant or the shares purchased upon exercise of such option. In addition, the Compensation Committee may, for any reason, accelerate the exercisability of any stock option.

     METHOD OF PAYMENT. The Compensation Committee will determine the acceptable form and method of payment for exercising a stock option, provided that the acceptable form and method of payment for exercising an incentive stock option will be determined at the time of grant. Subject to the Compensation Committee's determination in each case, acceptable forms of payment may include, but are not limited to, cash, the delivery of other shares of the Company's common stock already owned by the participant which have been held for a minimum period of six months ("mature shares") and which have a fair market value on the date of exercise equal to the aggregate exercise price, or any combination of the foregoing.

     CASH-OUT OPTION. The Compensation Committee may offer to buy out a participant's options by paying a participant cash in an amount equal to the difference between the exercise price of the shares subject to the option and the fair market value of such shares.

     NO RIGHTS AS A STOCKHOLDER. An option holder will have no rights as a stockholder of the Company with respect to shares of common stock covered by a stock option until he or she has exercised the option and has paid in full the exercise price for the purchased shares.

     TERMINATION OF EMPLOYMENT. If a participant's employment terminates by reason of a "disability" (as defined in the 2003 Plan), the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) three years from the date of termination or (b) the remaining term of the option.

     If a participant's employment terminates by reason of death, the vested portion of any stock option held by such person may generally be exercised for a period equal to the shorter of (a) one year from the date of death or (b) the remaining term of the option. If a participant's employment terminates by reason of disability or death, any incentive stock option which is exercised after the exercise period permitted by Section 422 of the Code will be treated as a non-qualified stock option.

     If a participant's employment terminates by reason of "retirement" (as defined in the plan), the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of
(a) three years from the date of termination or (b) the remaining term of the non-qualified stock option, and the vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of (x) three months from the date of termination or (y) the remaining term of the incentive stock option.

     If a participant is terminated for "cause" (as defined in the plan), any unexercised portion of any option held by such person generally terminates immediately and is no longer exercisable.

     If a participant's employment terminates for any reason other than disability, death, retirement or "cause," the vested portion of any non-qualified stock option held by such person may generally be exercised for a period equal to the shorter of (a) one year from the date of termination or (b) the remaining term of the non-qualified stock option, and the vested portion of any incentive stock option held by such person may generally be exercised for a period equal to the shorter of (x) three months from the date of termination or
(y) the remaining term of the incentive stock option.

RESTRICTED STOCK

     AWARDS OF RESTRICTED STOCK. Shares of restricted stock may be issued either alone or in addition to stock options granted under the 2003 Plan or cash awards made outside of the plan. The Compensation Committee will determine the employees to whom it will award restricted stock and will advise the recipient, by means of an award agreement, of the terms, conditions and restrictions related to the offer, the number of shares to be awarded, the time or times within which the award may be subject to forfeiture and any other terms and conditions of the award. The provisions of restricted stock awards need not be the same with respect to each recipient.

     RESTRICTION PERIOD. During a restricted period set by the Compensation Committee, the recipient of restricted stock will not be permitted to sell, assign, transfer, pledge or otherwise encumber the shares of restricted stock. The Compensation Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions based on a period of service of the recipient, performance of the recipient or of the Company or such other factors as the Compensation Committee may determine, provided that: (a) with respect to awards of restricted stock designated as "performance-based," no restrictions may lapse or be waived or accelerated until at least twelve months have elapsed following the date of grant and (b) with respect to awards of restricted stock which are not designated as "performance-based," the restrictions may not lapse any sooner than (x) immediately with respect to one-third of such shares, (y) on the first anniversary of the date of grant with respect to another one-third of such shares and (z) on the second anniversary of the date of grant with respect to the final one-third of such shares. During any twelve-month period, a recipient may not receive an award of restricted stock for more than 100,000 shares, unless the award is "performance-based."

     RIGHTS AS A STOCKHOLDER. A recipient of restricted stock will possess all of the rights of a stockholder of the Company, including the right to vote and receive dividends. The Compensation Committee may, however, require that the certificates representing shares of restricted stock be held in custody by the Company until the restrictions have lapsed.

     TERMINATION OF EMPLOYMENT. Generally, upon termination of employment for any reason during the restricted period, the recipient will forfeit the right to the shares of restricted stock to the extent that the applicable restrictions have not lapsed at the time of such termination.

DIRECTOR STOCK OPTIONS

     The 2003 Plan provides for the grant of a non-qualified stock option to purchase 1,000 shares of common stock to each non-employee director of General Growth on the first business day of each January during such director's term at an exercise price per share equal to 100% of the fair market value of our common stock on the date of grant. Each such director, upon joining the Board of Directors, also receives a grant of a non-qualified stock option to purchase 1,000 shares of common stock at an exercise price per share equal to 100% of the fair market value of our common stock on the date of grant. Options granted to non-employee directors are exercisable in full commencing on the date of grant and expire on the tenth anniversary of the date of grant.

NON-TRANSFERABILITY OF AWARDS

     Unless otherwise provided by the Compensation Committee in the award agreement, stock options and shares of restricted stock granted under the 2003 Plan may not be sold, pledged, assigned or disposed of in any manner, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (collectively, "ERISA")). Stock options granted under the plan may be exercised, during a participant's lifetime, only by the participant, his or her guardian or legal representative, or an alternate payee pursuant to a qualified domestic relations order.

CHANGE IN CONTROL

     In the event of a "change in control" of the Company, a recipient will become 100% vested in his or her stock options and the restrictions applicable to any shares of restricted stock will lapse and such shares will become fully vested and transferable.

     Under the 2003 Plan, a "change in control" means, with certain exceptions:
(a) any acquisition or series of related acquisitions, after the effective date of the plan, resulting in any person, entity or group beneficially owning 20% or more of either the outstanding shares of the Company's common stock or the combined voting power of outstanding securities entitled to vote generally in the election of the Board of Directors; (b) any stockholder-approved reorganization, merger or consolidation of the Company with any other person, entity or corporation, under certain circumstances; (c) the sale or other disposition by the Company of all or substantially all of its assets; (d) the approval by our stockholders of a complete liquidation or dissolution of the Company; or (e) a change in the composition of the Board of Directors such that members of the incumbent Board or their nominees cease for any reason to constitute at least a majority of the Board.

TERMINATION, AMENDMENT AND ERISA STATUS

     If approved by our stockholders, the 2003 Plan will become effective as of the date of such approval and will remain in effect for a term of 10 years, unless terminated earlier by the Board of Directors. The plan provides that the Board may generally amend, alter, suspend or terminate the plan and, subject to the prohibition on the repricing of stock options as discussed above, the Compensation Committee may prospectively or retroactively amend any or all of the terms of awards granted under the plan, so long as any such amendment does not impair the rights of any recipient without the recipient's consent. Stockholder approval is required for any material amendment to the plan, including any increase in the number of shares authorized for issuance under the plan or any amendment necessary to comply with Section 422 of the Code.

     The 2003 Plan is not subject to the provisions of ERISA.

ANTIDILUTION PROVISIONS

     Subject to any required stockholder approval, the number of shares of common stock covered by each outstanding award (and the purchase or exercise price thereof), and the number of shares of common stock which have been authorized for issuance under the plan but as to which no awards have been granted, will be proportionately adjusted to prevent dilution or enlargement of rights in the event of any stock split, stock dividend, combination or reclassification of the common stock or other relevant capitalization change.

TAX WITHHOLDING

     The obligations of the Company under the 2003 Plan are conditioned upon proper arrangements being in place with participants in the plan for the payment of withholding tax obligations. Unless otherwise determined by the Compensation Committee, withholding tax obligations may be settled with shares of common stock, including shares that are part of the award that gives rise to the withholding obligation.

PROHIBITION ON LOANS TO PARTICIPANTS

     The Company may not lend funds to any participant for the purpose of paying the exercise price or purchase price associated with any award or for the purpose of paying any taxes associated with the exercise or vesting of an award.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of stock options awarded under the 2003 Plan and the subsequent disposition of shares acquired upon such exercise. Also discussed are the tax consequences of the award of shares of restricted stock. This summary is not intended to be exhaustive and does not describe all federal, state or local tax laws. We cannot assure you that these laws and regulations will not change in the future.

     TAXATION OF NON-QUALIFIED STOCK OPTIONS. Non-qualified stock options are not intended to qualify under Section 422 of the Code. A participant will not recognize any income and the Company will not recognize any deduction upon the grant of a non-qualified stock option. Upon a participant's exercise of a non-qualified stock option, however, the amount by which the fair market value on the date of exercise of the shares of common stock received upon the exercise of such option ("Option Stock") exceeds the exercise price (i.e., the "spread") will be taxed as ordinary income to the participant and the Company will be entitled to a deduction in an equal amount, which may be limited by Section 162(m) of the Code. The participant and the Company will also be subject to employment taxes (i.e., Social Security and Medicare taxes) on the spread. As a condition to the issuance of the Option Stock, the participant will be required to arrange for payment to the Company of the tax withholding obligations which arise due to the participant's recognition of ordinary income upon exercise of the non-qualified stock option.

     Upon subsequent sales of Option Stock, the participant may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in the participant's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose generally will be the sum of the exercise price and the amount of ordinary income recognized by the participant as a result of exercise.

     TAXATION OF INCENTIVE STOCK OPTIONS. A participant will not recognize any income and the Company will not recognize any deduction upon the grant of an incentive stock option. Upon a participant's exercise of an incentive stock option, a participant will have no taxable income (except that the alternative minimum tax may apply) and the Company will not be entitled to any deduction with respect to the exercise of the incentive stock option, unless the participant sells the stock received from the exercise of such option before the expiration of the Required Holding Periods (defined below). Upon subsequent sales of stock received from the exercise of an incentive stock option, the participant will recognize a gain or loss equal to the difference between the sales price and the exercise price of the shares sold. If the sale occurs after the expiration of two years from the date of grant and one year from the date of exercise (the "Required Holding Periods"), the income recognized will constitute capital gain, assuming that such shares constitute capital assets in the participant's hands. If the sale occurs prior to that time, the participant generally will recognize ordinary income equal to the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired shares at the time of exercise and the exercise price; any additional gain recognized upon such sale will constitute capital gain, assuming that such shares constitute capital assets in the participant's hands. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

     TAXATION OF RESTRICTED STOCK AWARDS. In general, a participant will not incur any tax upon the grant of shares of stock which is conditioned upon the future performance of substantial services. However, when the restrictions lapse or at the time of grant if there are not such restrictions, the participant will recognize ordinary income equal to the fair market value of the applicable shares at such time less the amount, if any, paid for such shares. At the time of grant of restricted stock, the participant may elect to recognize ordinary income in an amount equal to the difference of the fair market value of the restricted shares on the grant date and the amount, if any, paid for such restricted shares. If the participant makes such an election, he or she will not recognize any further income as the restrictions lapse. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, which deduction may be limited by Section 162(m) of the Code.

     PAYMENT OF THE EXERCISE PRICE IN SHARES. If a stock option is exercised and payment of the exercise price is made using previously acquired mature shares, a participant generally will not recognize gain or loss with respect to such previously acquired mature shares. The participant's basis in the newly acquired shares received in exchange for an equal number of previously acquired mature shares will generally be the same as his or her basis in the previously acquired mature shares. For any additional newly acquired shares, the participant's basis will be the amount of any additional cash paid by the participant increased by the amount of ordinary income recognized by the participant for federal income tax purposes upon the exercise of the option.

     Payment of the exercise price of a non-qualified stock option with shares of common stock previously received upon the exercise of an incentive stock option ("ISO Stock") will not constitute a "disqualifying disposition" of such ISO Stock. If, however, the shares of Option Stock are not held for the balance of the Required Holding Periods relating to the ISO Stock exchanged, there will be a disqualifying disposition for federal income tax purposes. A disqualifying disposition will result in the recognition by the participant of ordinary income equal to the excess of the fair market value of the ISO Stock at the time such shares of ISO Stock were originally acquired over the exercise price of such incentive stock options (but not in excess of the participant's gain). In general, any gain in excess of this amount should be capital gain.

     Exercising an incentive stock option using shares of ISO Stock previously acquired will constitute a disqualifying disposition of such previously acquired ISO Stock if the Required Holding Periods relating to such previously acquired ISO Stock have not expired before such exercise.

NEW PLAN BENEFITS TABLE

     No benefits or amounts have been granted, awarded or received under the 2003 Plan. Because awards under the 2003 Plan are discretionary, no awards are determinable at this time other than the automatic, non-discretionary stock option awards to our non-employee directors. Please see the Option Grants table and the Long-Term Incentive Plan Awards table under "Executive Compensation," above, for information on grants of stock options under the 1993 Plan and the 1998 Plan, respectively, to the named executive officers during 2002.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE GENERAL GROWTH PROPERTIES, INC. 2003 INCENTIVE STOCK PLAN.

                 STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Notice of any stockholder proposal that is intended to be included in our proxy statement and form of proxy for next year's annual meeting must be received by us at our principal executive offices no later than December 5, 2003. Such notice must be in writing and must comply with the other provisions of Rule 14a-8 under the Securities Exchange Act of 1934. In addition, the persons named in the proxy for the next annual meeting will have discretionary authority to vote with respect to any matter that is brought by any stockholder during the meeting and that is not described in the proxy statement for such meeting if we receive notice before February 6, 2004 or after March 8, 2004 that such matter would be raised at the meeting. Any notices regarding stockholder proposals must be received by us at our principal executive offices at 110 North Wacker Drive, Chicago, Illinois, 60606, Attention: Corporate Secretary.

                                                                      APPENDIX A

                        GENERAL GROWTH PROPERTIES, INC.

                              AMENDED AND RESTATED
                            AUDIT COMMITTEE CHARTER
                            (AS OF FEBRUARY 5, 2003)

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, in each case, subject to any applicable transition rules, as in effect from time to time. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of a member to effectively serve on the Audit Committee. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minims exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and the rules and regulations of the Commission which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4. Review and discuss quarterly reports from the independent auditors on:

          (a) All critical accounting policies and practices to be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor

     10. Review and evaluate the lead partner of the independent auditor team.

     11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     12. As and to the extent, if any, required by law, ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit, the audit partner responsible for reviewing the audit and other members of the audit engagement team. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     13. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company, which policies shall reflect any limitations required by law.

     14. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

     15. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

     16. Review the appointment and replacement of the senior internal auditing executive. The senior internal auditing executive shall have unfettered access to the Audit Committee.

     17. Review the significant reports to management prepared by the internal auditing department and management's responses.

     18. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

     19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

     20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions and consider any potential conflicts of interest involving the Company's chief executive or any member of the Board. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     23. Discuss with the Company's General Counsel or, as appropriate, outside counsel, legal matters that may have a material impact on the financial statements or the Company's compliance policies.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                      APPENDIX B

                        GENERAL GROWTH PROPERTIES, INC.

                           2003 INCENTIVE STOCK PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

     The purposes of this Plan are to promote the interests of the Company (including its Subsidiaries and Affiliates) and its stockholders by using equity interests in the Company to attract, retain and motivate its Officers, Employees and Directors and to encourage and reward their contributions to the Company's performance and profitability.

     The following capitalized terms shall have the following respective meanings when used in this Plan:

          (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

          (b) "AFFILIATE" means General Growth Management, Inc. and any other corporation or other entity controlled by the Company and designated by the Committee as such.

          (c) "APPLICABLE LAWS" means the legal requirements relating to the administration of plans providing one or more of the types of Awards described in this Plan and the issuance of Shares thereunder pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options, Stock Purchase Rights or other Awards are, or will be, granted under the Plan.

          (d) "AWARD" includes, without limitation, a Stock Option or Restricted Stock as described in or granted under the Plan, on a stand alone, combination or tandem basis, as described in or granted under the Plan.

          (e) "AWARD AGREEMENT" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award grant. The Award Agreement is subject to the terms and conditions of the Plan.

          (f) "AWARDED STOCK" means the Common Stock subject to an Award.

          (g) "BOARD" means the Board of Directors of the Company.

          (h) "CAUSE" shall mean, unless otherwise determined by the Committee,
     (i) the conviction of the Recipient for committing a felony under federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Recipient's employment duties or (iii) willful and deliberate failure on the part of the Recipient to perform his or her employment duties in any material respect.

          (i) "CODE" means the Internal Revenue Code of 1986, as amended or replaced from time to time.

          (j) "COMMITTEE" means the Committee appointed by the Board in accordance with Section 3 of the Plan.

          (k) "COMMON STOCK" means the common stock, par value $.10 per share, of the Company.

          (l) "COMPANY" means General Growth Properties, Inc., a Delaware corporation.

          (m) "DIRECTOR" means a member of the Board.

          (n) "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

          (o) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company, without more, shall constitute "employment" by the Company. Except as expressly authorized by Section 10 of the Plan, no grant shall be made to a Director who is not an Officer or a salaried Employee.

          (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (q) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

             (A) If the Common Stock is listed on the New York Stock Exchange Composite Tape, its Fair Market Value shall be the mean of the highest and lowest reported sale prices of the stock (or, if no sales were reported, the average of the closing bid and asked price) on the New York Stock Exchange for any given day or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

             (B) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on any given day, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

             (C) In the absence of an established regular public market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

          (r) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (s) "MATURE SHARES" means any shares held by the Recipient for a minimum period of 6 months.

          (t) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

          (u) "OFFICER," unless otherwise noted herein, means a person who is an officer of the Company or a Subsidiary or Affiliate within the meaning of
     Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (v) "PARTICIPANT" means an Employee, Director or Officer who holds an outstanding Award.

          (w) "PLAN" means the General Growth Properties, Inc. 2003 Incentive Stock Plan.

          (x) "RECIPIENT" means an Employee, Director or Officer who holds an outstanding Award.

          (y) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to an Award under Section 9 below.

          (z) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and the Recipient evidencing the terms and restrictions applying to stock awarded pursuant to an Award of Restricted Stock. The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

          (aa) "RETIREMENT" means a Service Provider's retirement from active employment as determined under a pension plan of the Company or any Subsidiary or Affiliate, or under an employment contract with the Company or any Subsidiary or Affiliate; or the Service Provider's termination of employment at or after age 65 under circumstances that the Committee, in its sole discretion, deems equivalent to retirement.

          (bb) "SERVICE PROVIDER" means an Employee, Director or Officer. A Service Provider who is an Employee shall not cease to be a Service Provider (i) during any leave of absence approved by the Company; provided that, for purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract; or (ii) as a result of transfers between locations of the Company or between the Company and any Subsidiary or Affiliate. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then on the 181st day of such leave, any Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option.

          (cc) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (dd) "STOCK OPTION" or "OPTION" means a qualified or non-qualified option to purchase Shares granted pursuant to the Plan.

          (ee) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

SECTION 2.  STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares available for grants of Awards under the Plan is 3,000,000 Shares of Common Stock. Shares subject to an Award under the Plan may be authorized but unissued, or reacquired, Common Stock or treasury shares. No Recipient may be granted Awards in any calendar year with respect to more than 300,000 Shares. In determining the number of Shares with respect to which a Service Provider may be granted an Award in any calendar year, any Award which is cancelled shall count against the maximum number of Shares for which an Award may be granted to a Service Provider.

     If an Award expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, Restricted Stock Award or other Award, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

SECTION 3.  ADMINISTRATION OF THE PLAN.

        (a) Administration. The Plan shall be administered by an Administrator that shall consist of the Compensation Committee of the Board or such other Committee consisting of two or more directors as shall be designated from time to time by the Board ("Committee"). Each member of the Committee shall qualify as a "non-Employee Director" as determined under Rule 16b-3, or any successor or replacement rule adopted by the Securities and Exchange Commission. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. Any such Committee shall act by a majority of its members, or, if there are only two members of such Committee, by unanimous consent of both members. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be carried out by the Board.

        (b) Powers of the Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine the Fair Market Value of the Common Stock, in accordance with Section 1(q) of the Plan. The Committee also shall have exclusive authority to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted an Award, the type of Award, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award, provided that Awards to non-Employee Directors shall be made only in accordance with Section 10. The Committee shall also have exclusive authority to construe and interpret the Plan and its rules and regulations, to promulgate, amend and rescind rules relating to the implementation of the Plan (subject to Section 15) and to make all other determinations deemed necessary or advisable under or for administering the Plan, including determining under what circumstances a Stock Option may be settled in cash or Common Stock. Notwithstanding the foregoing, the Committee may, by a majority of its members then in office, (i) delegate to an Officer of the Company the authority to make decisions pursuant to Sections 8(a), (b), (c),
(d) and (e) (provided that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons subject to Section 16 of the Exchange Act); and (ii) authorize any one or more of their members or any Officer of the Company to execute and deliver documents on behalf of the Committee. All actions taken and determinations made by the Committee or its delegate pursuant to the Plan shall be conclusive and binding on all parties involved or affected.

SECTION 4.  ELIGIBILITY FOR AWARDS.

     Non-Qualified Stock Options and other Awards may be granted to Employees, Directors and Officers who are responsible for or contribute to the management, growth and profitability of the business of the Company, its Subsidiaries or Affiliates. Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary. In addition, an Award may also be granted to a person who is offered employment by the Company, a Subsidiary or an Affiliate, provided that such Award shall be immediately forfeited if such person does not accept such offer of employment within such time period as the Company, Subsidiary or Affiliate may establish. If otherwise eligible, an Employee, Director or Officer who has been granted an Option or Restricted Stock Award may be granted additional Options or additional Restricted Stock, to the extent permitted under the Plan. Except as expressly authorized by Section 10 of the Plan, no Award shall be made to a Director who is not an Officer or a salaried Employee.

SECTION 5.  LIMITATIONS ON OPTIONS.

     Each Option shall be designated in the written Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Recipient during any calendar year (under all plans of the Company and any Subsidiary or Affiliate) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted. If an Option is granted hereunder that is part Incentive Stock Option and part Non-Qualified Stock Option due to becoming first exercisable in any calendar year in excess of $100,000, the Incentive Stock Option portion of such Option shall become exercisable first in such calendar year, and the Non-Qualified Stock Option portion shall commence becoming exercisable once the $100,000 limit has been reached.

SECTION 6.  TERM OF OPTION.

     The term of each Option shall be stated in the Award Agreement but shall be no later than ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Recipient who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries (taking into account the attribution rules under Section 424(d) of the Code), the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement, and the exercise price shall be as set forth in Section 7(a)(A)(i) below.

SECTION 7.  OPTION EXERCISE PRICE; VESTING AND CONSIDERATION.

        (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

             (A) In the case of an Incentive Stock Option

                (i) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries (taking into account the attribution rules under Section 424(d) of the Code), the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (ii) granted to any Employee or Officer other than an Employee described in paragraph (i) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (B) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (b) Waiting Period and Exercise Dates. The Committee shall have the authority, subject to the terms of the Plan, to determine any vesting restriction or limitation or waiting period with respect to any Option granted to a Recipient or the Shares acquired pursuant to the exercise of such Option.

        (c) Form of Consideration. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of the following:

             (i) cash (in the form of certified or bank check or such other instrument as the Company may accept);

             (ii) other Mature Shares already owned by the Recipient (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Stock Option is granted; and provided that if payment is made in the form of Restricted Stock, the number of equivalent shares of Common Stock to be received shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee;

             (iii) by any combination of (i) and (ii) above;

             (iv) subject to Section 17(g) in the case of a Director or "Executive Officer" (as defined in Rule 3b-7 of the Exchange Act) of the Company, at the discretion of the Committee, by delivery of a properly executed exercise notice together with such other documentation as the Committee and a qualified broker, if applicable, shall require to effect an exercise of the Option, and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

             (v) such other consideration and method of payment for the issuance of Shares as permitted by the Committee and Applicable Laws.

SECTION 8.  EXERCISE OF OPTION.

        (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. The Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and by the Plan as described under Section 7(c) above. Shares issued upon exercise of an Option shall be issued in the name of the Recipient. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) Termination of Relationship as Employee or Director. If a Recipient ceases to be a Service Provider, other than for Cause or upon the Recipient's Disability, death or Retirement, the Recipient, subject to the restrictions of this Section 8(b), may exercise his or her Option within the time specified herein to the extent that the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised as follows: (A) if the Option is a Non-Qualified Stock Option, it shall remain exercisable for the lesser of the remaining term of the Option or one year from the date of such termination of the relationship as a Service Provider; or (B) if the Option is an Incentive Stock Option, it shall remain exercisable for the lesser of the term of the Option or three (3) months following the Recipient's termination of his relationship as a Service Provider; provided, however, that if the Recipient dies within such three-month period, any unexercised Stock Option held by such Recipient shall notwithstanding the expiration of such three-month period continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or the expiration of the stated term of such Option, whichever period is shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If a Recipient ceases to be a Service Provider for Cause, the Option shall immediately terminate, and the Shares covered by such Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     Notwithstanding the above, in the event of a Recipient's change in status from the current status to an Employee, Director or Officer, the Recipient shall not automatically be treated as if the Recipient terminated his relationship as a Service Provider, nor shall the Recipient be treated as ceasing to provide services to the Company solely as a result of such change in status. In the event a Recipient's status changes from Employee to Director, an Incentive Stock Option held by the Recipient shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option three months and one day following such change of status.

        (c) Disability of Recipient. If, as a result of the Recipient's Disability, a Recipient ceases to be a Service Provider, the Recipient may exercise his or her Option subject to the restrictions of this Section 8(c) and within the period of time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option shall be exercisable for the lesser of the remaining period of time specified in the Award Agreement or three years from the date of such termination. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or the expiration of the stated term of such Stock Option, whichever period is the shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Recipient does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (d) Death of Recipient. If a Recipient dies while an Employee, Director or Officer, the Option may be exercised subject to the restrictions of this
Section 8(d) and within such period of time as is specified in the Award Agreement (but in no event later than the earlier of one year or the expiration of the term of such Option as set forth in the Award Agreement), by the Recipient's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, the Option shall remain exercisable for the lesser of the remaining period of time specified in the Award Agreement or twelve (12) months following the Recipient's death. If, at the time of death, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Recipient's estate or, if none, by the person(s) entitled to exercise the Option under the Recipient's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (e) Retirement of Recipient. If, as a result of the Recipient's Retirement, a Recipient ceases to be a Service Provider, the Recipient may, subject to the restrictions of this Section 8(e), exercise his or her Non-Qualified Stock Option within the time specified herein to the extent the Option is vested on the date of termination, including any acceleration of vesting granted by the Committee, and has not yet expired as set forth in the Award Agreement. Unless otherwise determined by the Committee, such Option may be exercised for the lesser of the remaining period of time specified in the Award Agreement or three (3) years following the Recipient's Retirement. Notwithstanding the foregoing, if the Recipient dies within such three-year (or shorter) period, any unexercised Non-Qualified Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of death or the expiration of the stated term of such Stock Option, whichever period is shorter. If the Recipient holds an Incentive Stock Option and ceases to be a Service Provider by reason of his or her Retirement, such Incentive Stock Option may continue to be exercisable by the Recipient to the extent to which it was exercisable at the time of Retirement for a period of three months from the date of Retirement or the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if the Recipient dies within such three-month period, any unexercised Incentive Stock Option held by such Recipient shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or the expiration of the stated term of such Stock Option, whichever period is the shorter. If, on the date of termination, the Recipient is not vested as to his or her entire Option and the Committee has not granted any acceleration of vesting, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        (f) Cash out Provisions. On receipt of written notice of exercise, the Committee may elect to cash out all or any part of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Stock Option is being exercised on the effective date of such cash out. Cash outs pursuant to this Section 8(f) relating to Options held by Recipients who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder, to the extent applicable.

SECTION 9.  RESTRICTED STOCK.

        (a) Awards of Restricted Stock. Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the Employees to whom it will award Restricted Stock under the Plan, and it shall advise the Recipient in writing, by means of an Award Agreement, of the terms, conditions and restrictions related to the offer, including the number of Shares to be awarded to the Recipient, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in this Section 9. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals of the Recipient or of the Company, Subsidiary or Affiliate for or within which the Recipient is primarily employed, or upon such other factors as the Committee shall determine. The provisions of a Restricted Stock Award need not be the same with respect to each Recipient. The terms of the Award of Restricted Stock shall comply in all respects with Applicable Law and the terms of the Plan.

        (b) Awards and Certificates. Each Award shall be confirmed by, and subject to the terms of, a Restricted Stock Agreement. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Recipient shall have delivered to the Company a stock power, endorsed in blank, relating to the Common Stock covered by such Award. Any certificate issued with respect to Shares of Restricted Stock shall be registered in the name of such Recipient and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, substantially in the following form:

          "The transferability of this certificate and the shares of Stock represented hereby are subject to the terms and conditions (including forfeiture) of the General Growth Properties, Inc. 2003 Incentive Stock Plan and a Restricted Stock Agreement. Copies of such Plan and Stock Agreement are on file at the office of the Secretary of General Growth Properties, Inc."

If and when the Restriction Period (hereinafter defined) expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such Shares shall be delivered to the Recipient.

        (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

             (A) Restriction Period. Subject to the provisions of the Plan and the terms of the Restricted Stock Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the Recipient shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock (the "Restrictions"). The Committee may provide for the lapse of such Restrictions in installments or otherwise and may accelerate or waive such Restrictions, in whole or in part, in each case based on period of service, performance of the Recipient or of the Company, Subsidiary or Affiliate, division or department for which the Recipient is employed or such other factors or criteria as the Committee may determine, subject to the rules set forth below.

                (i) With respect to Awards of Restricted Stock designated as "performance-based," no Restrictions shall lapse or be waived or accelerated before a period of least twelve (12) months has elapsed following the date of grant;

                (ii) If the Recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee, be sold or otherwise disposed of within six (6) months following the date of grant; and

                (iii) With respect to Awards of Restricted Stock which are not designated as "performance-based," the Restrictions shall lapse in accordance with a schedule that does not provide for a lapse of such Restrictions any sooner than: immediately (on the date of grant) with respect to one-third (1/3) of the Shares subject to the Award; on the first anniversary of the date of grant with respect to another one-third (1/3) of such Shares; and on the second anniversary of the date of grant with respect to the final one-third (1/3) of such Shares. Within any twelve-month period, no Recipient shall receive an Award of Restricted Stock in excess of one hundred thousand (100,000) Shares, unless such Award is "performance-based."

             (B) Rights. Except as provided in this Section 9(c)(B), Section 9(c)(A) above, the Restricted Stock Agreement and under Applicable Law, the Recipient shall have, with respect to the Shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Common Stock that is the subject of the Restricted Stock Agreement, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to
        Section 17(e), for the Restriction Period, (A) cash dividends on the Shares of Common Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock and (B) dividends payable in Common Stock shall be paid in the form of Restricted Stock.

             (C) Termination of Service Provider Relationship. Except to the extent otherwise provided in the applicable Restricted Stock Agreement, Sections 9(c)(A), this Section 9(c)(C) and Section 12(a)(B), if a Recipient ceases to be a Service Provider for any reason during the Restriction Period, all Shares still subject to restriction shall be forfeited by the Recipient.

        (d) Other Provisions. The Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion. In addition, the terms of Restricted Stock Agreements need not be the same with respect to each Recipient.

SECTION 10.  DIRECTOR STOCK OPTIONS.

     The granting of Awards to non-Employee Directors shall be made pursuant to the following terms:

        (a) Automatic Award. Each Director of the Company who is not otherwise an Employee of the Company or any Subsidiary or Affiliate from and after the effective date of the Plan shall, as of the first business day of each January during such Director's term, automatically be granted Non-Qualified Stock Options to purchase 1,000 shares of Common Stock having an exercise price per share equal to 100% of the Fair Market Value of the Common Stock at the date of grant of such Non-Qualified Stock Option. Each such Director, upon joining the Board, shall also be awarded an initial grant of Non-Qualified Stock Options to purchase 1,000 shares of Common Stock having an exercise price equal to 100% of the Fair Market Value of the Common Stock as of such date. Any Options granted to a Director pursuant to this Section 10 shall be immediately exercisable.

        (b) Eligibility. An automatic Director Stock Option shall be granted hereunder only if as of each date of grant (or, in the case of any initial grant, from and after the effective date of the Plan) the Director (i) is not otherwise an Employee of the Company or any Subsidiary or Affiliate, (ii) has not been an Employee of the Company or any Subsidiary or Affiliate for any part of the preceding fiscal year and (iii) has served on the Board continuously since the commencement of his or her term.

        (c) Insufficient Shares. In the event that the number of Shares of Common Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all non-Employee Directors entitled to a grant on such date shall share ratably in the number of options on Shares available for grant under the Plan.

        (d) Amendment. The provisions of paragraph (a) of this Section 10 may not be amended more often than once every six months. Except as expressly provided in this Section 10, any Stock Option granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Sections 5 through 8 hereof.

SECTION 11.  NON-TRANSFERABILITY OF AWARDS.

     Unless otherwise specified by the Committee in the Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will or by the laws of descent or distribution or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). Stock Options may be exercised, during the lifetime of the Participant, only by the Participant or by the guardian or legal representative of the Participant or by an alternate payee pursuant to a qualified domestic relations order.

If the Committee makes an Award transferable, such Award shall contain such additional terms and conditions as the Committee deems appropriate. Any attempt to assign, pledge or otherwise transfer any Award or of any right or privileges conferred thereby, contrary to this Plan, or the sale or levy or similar process upon the rights and privileges conferred hereby, shall be void.

SECTION 12.  EFFECT OF CHANGE IN CONTROL.

        (a) Effect. Notwithstanding any other provision of this Agreement, in the event of a Change in Control (as defined below) after the Effective Date,

             (A) a Recipient shall become 100% vested in his or her Stock Options, if applicable; and

             (B) the restrictions applicable to any Restricted Stock shall lapse and such Restricted Stock shall become free of all restrictions and fully vested and transferable to the full extent of the original grant.

        (b) Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred upon the completion of any of the following events:

             (A) Acquisition. Any acquisition or series of related acquisitions resulting in any "Person" (as defined in subparagraph (F) below) or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company (a "Triggering Acquisition"), provided that a Change in Control shall not be deemed to have occurred if the "Person" described in the preceding provisions is an underwriter or underwriting syndicate that has acquired the ownership of voting securities of the Company solely in connection with a public offering of those securities; and provided that the following shall not constitute a Triggering Acquisition:

                (i) any acquisition directly from the Company, other than an acquisition by any Person by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired by such Person directly from the Company, GGP Limited Partnership or any other entity in which the Company owns a direct or indirect interest;

                (ii) any acquisition by the Company, or members of the Company's management, or any combination thereof;

                (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

                (iv) any acquisition by any Person pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (A) of this Section 12(b).

             (B) Reorganization. Any shareholder-approved reorganization, merger or consolidation of the Company with any other Person, other than a transaction which would result in (A) the owners of voting securities of GGP outstanding immediately prior thereto continuing to own directly or indirectly more than sixty percent (60%) of the combined voting power of the voting securities of the entity or entities surviving such reorganization, merger or consolidation that own and conduct the business owned and conducted by the Company prior thereto; and (B) no Person (other than the Company, any employee benefit plan or trust sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such transaction) beneficially owning, directly or indirectly, 20% or more of, respectively, the outstanding shares of Common Stock of the corporation resulting from such transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent such ownership existed with respect to the Company prior to the transaction; and (C) individuals who were members of the Incumbent Board (hereinafter defined) constituting a majority of the members of the board of directors of the corporation resulting from such transaction;

             (C) Asset sale. The sale or other disposition by the Company, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company;

             (D) Liquidation. The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

             (E) Board Change. A change in the composition of the Board such that individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the board of directors of the Company, provided that any individual who becomes a director after the Effective Date whose election, or nomination for election by stockholders, is approved by a vote of at least a majority of the directors then comprising the relevant Incumbent Board shall be considered to be a member of the relevant Incumbent Board. For purposes of the definition of "Change in Control," references to the Company shall also refer to its successors and assigns such that reorganizations or other corporate transactions do not impair the substantive intent of these provisions.

             (F) Person. For purposes of this Section, "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency, or political subdivision thereof).

SECTION 13.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration;" and provided that the dilution effect of the Shares authorized, plus the shares reserved for issuance pursuant to all other stock-related plans of the Company, shall not exceed 10%. Such adjustment shall be made by the Board in its sole discretion, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

SECTION 14.  DATE OF GRANT.

     The date of grant of an Award shall be, for all purposes, the date on which the Committee makes the determination granting such Award, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Participant by way of an Award Agreement within a reasonable time after the date of such grant.

SECTION 15.  TERM; AMENDMENT AND TERMINATION OF THE PLAN.

        (a) Amendment and Termination. Subject to this Section 15 and Section 17(f), the Board may at any time amend, alter, suspend or terminate the Plan, including without limitation to provide for the transferability of any or all Options to comply with or take advantage of rules governing registration of shares. Subject to Section 17(f) and the other terms of the Plan, the Committee may amend the terms of any Stock

Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Recipient without the Recipient's consent.

        (b) Stockholder Approval. The Company shall obtain stockholder approval of any material Plan amendment and any amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law, rule or regulation.

        (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

SECTION 16.  CONDITIONS UPON ISSUANCE OF SHARES.

        (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be placed on any certificates for Shares or other securities delivered under the Plan as it may deem appropriate to make reference to such legal rules and restrictions, or to impose any restrictions on transfer.

        (b) Withholding Obligations. No later than the date as of which an amount first becomes includible in the gross income of the Recipient for federal income tax purposes with respect to any Award under the Plan, the Recipient shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Recipient. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Common Stock.

        (c) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        (d) Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Applicable Law and Section 15(b).

SECTION 17.  GENERAL PROVISIONS.

        (a) Term of Plan. This Plan shall become effective as of the Company's May 7, 2003 Annual Shareholders Meeting, or upon its approval by the stockholders of the Company, whichever is later ("Effective Date"). Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        (b) No Contract of Employment. Neither the Plan nor any Award hereunder shall confer upon any individual any right with respect to continuing such individual's employment relationship with the Company, nor shall they interfere in any way with such individual's right or the Company's right to terminate such employment relationship at any time, with or without cause.

        (c) Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        (d) Governing Law. The Plan and all Awards made and actions thereunder shall be governed by and construed in accordance with the laws of the state of Delaware.

        (e) Dividends. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then-outstanding Stock Options and other Awards).

        (f) Prohibition on Repricing. Notwithstanding any other provision of the Plan, the Committee shall not "reprice" any Stock Option granted under the Plan if the effect of such repricing would be to decrease the exercise price per Share applicable to such Stock Option. For this purpose, a "repricing" would include a tandem cancellation and regrant or any other amendment or action that would have substantially the same effect as decreasing the exercise price of outstanding Stock Options.

        (g) Prohibition on Loans to Participants. The Company shall not lend funds to any Participant for the purpose of paying the exercise or base price associated with any Award or for the purpose of paying any taxes associated with the exercise or vesting of an Award.

        (h) Performance-Based Compensation. The Committee may designate any Award as "performance-based compensation" for purposes of Section 162(m) of the Code. Any Awards designated as "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, and the measurement may be stated in absolute terms or relative to comparable companies.

        (i) Unfunded Status of Plan. It is intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payment; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

        (j) Liability of Committee Members. Except as provided under Applicable Law, no member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any Award under it. Neither the Company, the Board of Directors nor the Committee, nor any Subsidiary or Affiliate, nor any directors, officers or employees thereof, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court that an Incentive Stock Option granted hereunder does not qualify for tax treatment as an "incentive stock option" under Section 422 of the Code.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:                        Mark Here for       [ ]
                                                                                                Address Change
                                                                                                or Comments
                                                                                                PLEASE SEE REVERSE SIDE

1. Election of directors:

    FOR all nominees        WITHHOLD     Nominees: 01 Robert Michaels, 02 John Riordan      3. In their discretion, the proxies are
   listed to the right     AUTHORITY                                                           authorized to vote upon such other
   (except as marked      to vote for    (Instruction: To withhold authority to vote for       business as may properly come before
    to the contrary)     all nominees    any individual nominee, write that nominee's name     the meeting or any postponement(s) or
                         listed to the   on the space provided below.)                         adjournment(s) thereof.
                             right

         [ ]                  [ ]        -------------------------------------------------     Mark here if you plan to attend the
                                                                                               meeting                           [ ]

2. Approval of the 2003 Incentive        Please disregard if you have previously provided
   Stock Plan:                           your consent decision.

                                         By checking the box to the right, I consent to future delivery of annual reports,
   FOR      AGAINST      ABSTAIN         proxy statements, prospectuses and other materials and shareholder communications
   [ ]        [ ]          [ ]           electronically via the Internet at a webpage which will be disclosed to me. I
                                         understand that the Company may no longer distribute printed materials to me from       [ ]
                                         any future shareholder meeting until such consent is revoked. I understand that
                                         I may revoke my consent at any time by contacting the Company's transfer agent,
                                         Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

SIGNATURE                                              SIGNATURE                                              DATE
         ---------------------------------------------          ---------------------------------------------     ------------------
(Please sign this proxy as your name appears on the Company's corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

                     o DETACH HERE FROM PROXY VOTING CARD. o

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

      INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11PM EASTERN TIME
                      THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
    IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

            INTERNET                                         TELEPHONE                                       MAIL
    http://www.eproxy.com/ggp                              1-800-435-6710
Use the Internet to vote your                    Use any touch-tone telephone to                     Mark, sign and date
proxy. Have your proxy card in                   vote your proxy. Have your proxy                       your proxy card
hand when you access the web              OR     card in hand when you call. You will      OR                and
site. You will be prompted to enter              be prompted to enter your control                     return it in the
your control number, located in                  number, located in the box below,                   enclosed postage-paid
the box below, to create and                     and then follow the directions given.                     envelope.
submit an electronic ballot.

               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET AT: http://www.generalgrowth.com

GENERAL GROWTH PROPERTIES, INC.                                            PROXY
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     Matthew Bucksbaum, Beth Stewart and Marshall E. Eisenberg, and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote and act as proxy with respect to all shares of common stock, $.10 par value, of GENERAL GROWTH PROPERTIES, INC., standing in the name of the undersigned on the Company's books at the close of business on March 19, 2003, at the Annual Meeting of Stockholders to be held at the Company's principal executive offices, 110 North Wacker Drive, Chicago, Illinois, at 9:00 a.m., local time, on May 7, 2003, or at any postponement(s) or adjournment(s) thereof, as follows:

     The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Annual Meeting of Stockholders or any postponement(s) or adjournment(s) thereof, or, if only one be present and acting, then by that one. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                     o DETACH HERE FROM PROXY VOTING CARD. o


YOU CAN NOW ACCESS YOUR GENERAL GROWTH PROPERTIES, INC. ACCOUNT ONLINE.

Access your General Growth Properties, Inc. stockholder account online via Investor ServiceDirect(R)(ISD).

Mellon Investor Services LLC agent for General Growth Properties, Inc. Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

    o View account status               o View payment history for dividends
    o View certificate history          o Make address changes
    o View book-entry information       o Obtain a duplicate 1099 tax form
                                        o Establish/change your PIN

              VISIT US ON THE WEB AT http://www.melloninvestor.com
                 AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN           STEP 2: LOG IN FOR ACCOUNT ACCESS        STEP 3: ACCOUNT STATUS SCREEN

You must first establish a Personal Identification   You are now ready to log in. To access   You are now ready to access your
Number (PIN) online by following the directions      your account please enter your:          account information. Click on the
provided in the upper right portion of the web                                                appropriate button to view or initiate
screen as follows. You will also need your Social    o SSN or Investor ID                     transactions.
Security Number (SSN) or Investor ID available to    o PIN
establish a PIN.                                     o Then click on the SUBMIT button        o Certificate History
                                                                                              o Book-Entry Information
THE CONFIDENTIALITY OF YOUR PERSONAL INFORMATION     If you have more than one account,       o Issue Certificate
IS PROTECTED USING SECURE SOCKET LAYER (SSL)         you will now be asked to select the      o Payment History
TECHNOLOGY.                                          appropriate account.                     o Address Change
                                                                                              o Duplicate 1099
o SSN or Investor ID
o PIN
o Then click on the ESTABLISH PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME